                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
   Certified Shareholder Report of Registered Management Investment Companies

                                    811-6447

                      (Investment Company Act File Number)

                     Federated Fixed Income Securities, Inc.
         ---------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 11/30/04

              Date of Reporting Period: Fiscal year ended 11/30/04

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated Limited Term Municipal Fund

Established 1993

A Portfolio of Federated Fixed Income Securities, Inc.

11TH ANNUAL SHAREHOLDER REPORT

November 30, 2004

Class A Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2004	2003	2002		2001	2000
Net Asset Value, Beginning of Period	$9.90	$9.83	$9.74		$9.56	$9.60
Income From Investment Operations:
Net investment income	0.21	0.21	0.26	[1]	0.34	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	(0.13)	0.08	0.09	[1]	0.18	(0.04)
TOTAL FROM INVESTMENT OPERATIONS	0.08	0.29	0.35		0.52	0.35
Less Distributions:
Distributions from net investment income	(0.21)	(0.22)	(0.26)		(0.34)	(0.39)
Net Asset Value, End of Period	$9.77	$9.90	$9.83		$9.74	$9.56
Total Return [2]	0.86%	2.92%	3.59%		5.53%	3.75%

Ratios to Average Net Assets:
Expenses	0.98%	0.98%	0.98%		0.98%	0.95%
Net investment income	2.16%	2.16%	2.58	% [1]	3.42%	4.12%
Expense waiver/reimbursement [3]	0.15%	0.11%	0.16%		0.28%	0.40%
Supplemental Data:
Net assets, end of period (000 omitted)	$153,283	$235,512	$225,572		$148,914	$54,995
Portfolio turnover	24%	26%	39%		39%	6%

1 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long-term debt securities. For the year ended November 30, 2002, this effect had no change on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2004	2003	2002		2001	2000
Net Asset Value, Beginning of Period	$9.90	$9.83	$9.74		$9.56	$9.60
Income From Investment Operations:
Net investment income	0.24	0.24	0.28	[1]	0.37	0.42
Net realized and unrealized gain (loss) on investments and futures contracts	(0.13)	0.07	0.09	[1]	0.18	(0.04)
TOTAL FROM INVESTMENT OPERATIONS	0.11	0.31	0.37		0.55	0.38
Less Distributions:
Distributions from net investment income	(0.24)	(0.24)	(0.28)		(0.37)	(0.42)
Net Asset Value, End of Period	$9.77	$9.90	$9.83		$9.74	$9.56
Total Return [2]	1.11%	3.18%	3.85%		5.80%	4.01%

Ratios to Average Net Assets:
Expenses	0.73%	0.73%	0.73%		0.73%	0.70%
Net investment income	2.41%	2.41%	2.85	% [1]	3.72%	4.37%
Expense waiver/reimbursement [3]	0.30%	0.26%	0.31%		0.43%	0.55%
Supplemental Data:
Net assets, end of period (000 omitted)	$24,385	$25,261	$17,416		$18,955	$15,164
Portfolio turnover	24%	26%	39%		39%	6%

1 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long-term debt securities. For the year ended November 30, 2002, this effect had no change on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2004	Ending Account Value 11/30/2004	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,009.20	$4.92
Class F Shares	$1,000	$1,010.50	$3.67
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.10	$4.95
Class F Shares	$1,000	$1,021.35	$3.69

1 Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratios are as follows:

Class A Shares	0.98%
Class F Shares	0.73%

Management's Discussion of Fund Performance

The fund's total return for the 12-month reporting period, based on net asset value, was 0.86% for the Class A Shares and 1.11% for the Class F Shares. The total return consisted of 2.17% (Class A) and 2.42% (Class F) of tax-exempt dividends, and 1.31% of price depreciation (Class A and Class F) in the net asset value of the shares. The total return of the Lipper Short Municipal Debt Funds Average (Average), a performance benchmark for the fund, was 0.81% over the 12-month reporting period.1 The fund's share classes both outperformed the Average in total return and dividend income.2

During the reporting period, the fund's investment strategy focused on: (a) managing the effective duration of its portfolio (which indicates the portfolio's price sensitivity to interest rates); (b) the selection of securities with short-term maturities from one to five years (expressed by a "yield curve" showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as "sectors"); and (d) the credit quality and ratings of the portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the fund's performance relative to the Average.

1 Lipper figures represent the average of the total returns reporting by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges. It is not possible to invest directly in an average. The fund's prospectus discloses two broad based securities market indexes, the Lehman Brothers 1-Year Municipal Bond Index (LB1MB), the fund's benchmark index, and the Lehman Brothers 3-Year Municipal Bond Index (LB3MB). The total returns for the LB1MB and LB3MB were 1.02% and 1.61%, respectively, for the 12-month reporting period. The LB1MB is an index of municipal bonds issued after December 31, 1990 with a maturity range of 1-2 years, a minimum credit rating of at least Baa, and an outstanding par value of at least $5 million, which have been issued as part of a deal worth at least $50 million and which must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the LB1MB. The LB3MB is an index of municipal bonds issued after December 31, 1990 with a maturity range of 2-4 years, a minimum credit rating of at least Baa, and an outstanding par value of at least $5 million, which have been issued as part of a deal worth at least $50 million. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the LB3MB. The LB1MB and LB3MB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) required to be reflected in the fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index. The fund's total return reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total returns of the LB1MB and LB3MB.

2 Income may be subject to the federal alternative minimum tax, as well as state and local taxes.

DURATION3

Because the fund is a limited term municipal bond fund, the fund's dollar- weighted average duration generally ranges from 1.5 to 2.5 years. At the end of the reporting period the duration of the fund was 1.85 years.

Duration management is a significant component of the fund's investment strategy. As short-term interest rates declined slightly and economic growth languished during the first four months of the reporting period, the fund maintained its duration from 1.70 to 1.90 years (which was shorter that the Average's duration) in order to maintain the income return of the fund. As short-term interest rates increased beginning in April 2004, the fund began purchasing shorter maturity (1-3 year) municipal bonds and selling its investments in longer maturity (more than 4 years) municipal bonds and Treasury note futures contracts in order to shorten the fund's duration from 1.90 years to 1.60 years in August 2004. The shortening of the fund's duration helped to mitigate the effect of rising interest rates on the net asset value of the fund, and positively contributed to the fund's performance relative to the Average.

YIELD CURVE AND MATURITY

During most of the reporting period, the fund sought to take advantage of a steep and positively sloped yield curve when available to add incremental tax-exempt income value while attempting to mitigate interest rate risk (price movement) on the fund's investments. A steep and positively sloped yield curve provides higher incremental income or yield as maturities become longer.

The fund sought to add more income value by investing in short-intermediate maturity (4-7 years) municipal bonds during the beginning months of the reporting period. This strategy worked as interest rates declined slightly.

As short-term interest rates began to increase later in the reporting period, the fund shifted strategy and focused on purchasing and holding municipal bonds with shorter maturities inside of two years to mitigate the negative price effect of rising interest rates. The fund also held positions in variable rate demand notes and auction rate notes, which do not experience any price impact due to rising or falling interest rates, but offer lower yields.

Even though shorter maturity (1-3 year) municipal bond yields rose more than yields on short-intermediate maturity (4-7 years) municipal bonds, the negative price impact was less for short maturity bonds. However, the fund did not capture the income value from investing in longer maturity municipal bonds, as shorter maturity bonds had lower yields than longer maturity bonds.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

Finally, higher coupon municipal bonds (bonds with higher interest rate payments) also were emphasized over lower coupon municipal bonds (bonds with lower interest rate payments) to help provide protection against the negative effects of rising interest rates. As short-term interest rates increased during the reporting period, these strategies generally benefited the fund's performance.

SECTOR ALLOCATION

During the reporting period the fund allocated more of its portfolio to securities issued by hospitals, electric and gas utilities, industrial development projects, and resource recovery projects. This helped the fund's performance due to the higher yields and income returns in those sectors. The fund allocated less of the portfolio to insured bonds and general obligation bonds issued by the state and local issuers. This generally benefited the fund's performance due to the slight underperformance of these sectors.

CREDIT QUALITY

The overall quality of the fund was maintained at "A+" quality during the reporting period. Lower quality bonds performed very well during the reporting period as credit spreads (the yield difference between "AAA"-rated municipal bonds and bonds of lower credit quality and similar maturity) declined.4 The narrower credit spreads on lower quality bonds appeared to result from improved economic activity, limited new issue supply, and large demand from institutional funds and retail investors. The fund benefited from its larger positions in "A" and "BBB" rated investment-grade securities as securities rated in these two categories significantly outperformed securities rated in the higher ratings categories during the reporting period.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.federatedinvestors.com or call 1-800-341-7400.

4 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Limited Term Municipal Fund (Class A Shares) (the "Fund") from November 30, 1994 to November 30, 2004, compared to the Lehman Brothers 1 Year Municipal Bond Index (LB1MB)2 and the Lehman Brothers 3 Year Municipal Bond Index (LB3MB).2

Average Annual Total Return [3] for the Period Ended 11/30/2004
1 Year	(0.15)%
5 Years	3.11%
10 Years	3.81%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.federatedinvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MB and the LB3MB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MB and the LB3MB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Limited Term Municipal Fund (Class F Shares) (the "Fund") from November 30, 1994 to November 30, 2004, compared to the Lehman Brothers 1 Year Municipal Bond Index (LB1MB),2 and the Lehman Brothers 3 Year Municipal Bond Index (LB3MB).2

Average Annual Total Return [3] for the Period Ended 11/30/2004
1 Year	0.13%
5 Years	3.58%
10 Years	4.17%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.federatedinvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) that was in effect until July 17, 1995. As of July 17, 1995, the Fund did not have a sales charge. The Fund currently has a contingent deferred sales charge of 1.00% on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MB and the LB3MB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MB and the LB3MB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments Summary Tables

At November 30, 2004, the Fund's credit-quality ratings composition1 was as follows:

S&P Long-Term Ratings as Percentage of Total Investments [2]		Moody's Long-Term Ratings as Percentage of Total Investments [2]
AAA	19.8%	Aaa	22.8%
AA	18.8%	Aa	14.9%
A	21.1%	A	28.2%
BBB	21.5%	Baa	15.2%
BB	2.5%	Ba	0.6%
B	0.0%	B	0.0%
Not Rated by S&P	16.3%	Not Rated by Moody's	18.3%
TOTAL	100.0%	TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category. Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Rated securities that have been prerefunded, but not rated again by the NRSRO, also have been included in the "Not rated by..." category. Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

These tables depict the long-term, credit-quality ratings as assigned only by the NRSRO identified in each table. Of the portfolio's total investments, 0.9% do not have long-term ratings by either of these NRSROs.

2 Percentages are based on total investments, which may differ from the Fund's total net assets used in computing the percentages in the Portfolio of Investments which follows.

Portfolio of Investments

November 30, 2004

Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--97.7%
		Alabama--3.0%
$1,000,000		Alabama State Public School & College Authority, Revenue Bonds, 5.00%, 2/1/2008	AA/Aa3		$1,074,680
2,865,000		DCH Health Care Authority, Health Care Facilities Revenue Bonds, 4.00%, 6/1/2007	A+/A1		2,935,336
405,000		Huntsville, AL Health Care Authority, Revenue Bonds, 5.25% (Huntsville Hospital System), 6/1/2005	NR/A2		410,840
945,000		Huntsville, AL Health Care Authority, Revenue Bonds, 5.25% (Huntsville Hospital System), 6/1/2006	NR/A2		983,537
		TOTAL			5,404,393
		Arizona--1.9%
1,000,000		Salt River Project, AZ Agricultural Improvement & Power District, Electric System Refunding Revenue Bonds (Series 2002D), 5.00%, 1/1/2007	AA/Aa2		1,054,770
300,000		University Medical Center Corp, AZ, Hospital Revenue Bonds, 5.00% (University of Arizona Medical Center), 7/1/2008	BBB+/A3		319,041
1,000,000	[2,3]	Yavapai, AZ IDA, Solid Waste Disposal Revenue Bonds, 4.45% TOBs (Waste Management, Inc.), Mandatory Tender 3/1/2008	BBB/NR		1,024,090
1,000,000	[2,3]	Yavapai, AZ IDA, Solid Waste Disposal Revenue Bonds, 3.65% TOBs (Waste Management, Inc.), Mandatory Tender 3/1/2006	BBB/NR		1,005,200
		TOTAL			3,403,101
		Arkansas--2.0%
500,000		Arkansas Development Finance Authority, Exempt Facilities Revenue Bonds, 2.85% TOBs (Waste Management, Inc.), Mandatory Tender 8/1/2005	BBB/NR		499,560
1,475,000		Pulaski County, AR, Hospital Refunding Revenue Bonds (Series 2002B), 4.25% (Arkansas Children's Hospital), 3/1/2006	A/A2		1,511,108
1,530,000		Pulaski County, AR, Hospital Refunding Revenue Bonds (Series 2002B), 4.50% (Arkansas Children's Hospital), 3/1/2007	A/A2		1,590,389
		TOTAL			3,601,057
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		California--6.3%
$1,500,000		California PCFA, Solid Waste Disposal Revenue Bonds, 2.85% TOBs (Republic Services, Inc.), Mandatory Tender 12/1/2004	BBB+/Baa2		$1,500,000
2,000,000		California PCFA, Solid Waste Disposal Revenue Bonds, 2.85% TOBs (Republic Services, Inc.), Mandatory Tender 12/1/2005	BBB+/Baa2		2,000,000
1,500,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (Insured Series), 5.25% (MBIA Insurance Corp. INS), 5/1/2007	AAA/Aaa		1,604,445
1,000,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (Series A), 5.50%, 5/1/2005	BBB+/A2		1,013,670
2,000,000		California State, Refunding UT GO Bonds, 5.00%, 2/1/2008	A/A3		2,140,520
2,000,000		California State, SAVRs (Series 2003 D-4), 05/01/2033	A/A3		1,999,520
1,000,000	[2,3]	California Statewide Communities Development Authority, Solid Waste Facilities Disposal Revenue Bonds, 4.95% TOBs (Waste Management, Inc.), Mandatory Tender 4/1/2007	BBB/NR		989,060
30,000		Delta Counties, CA Home Mortgage Finance Authority, SFM Revenue Bonds (Series 1998A), 4.85% (GNMA Collateralized Home Mortgage Program COL)/(MBIA Insurance Corp. INS), 12/1/2008	AAA/Aaa		30,028
		TOTAL			11,277,243
		Colorado--3.3%
20,000		Colorado HFA, SFM Revenue Bond, (Series C-1), 7.65%, 12/1/2025	NR/Aa2		20,152
160,000		Colorado HFA, Single Family Program Senior Bonds (Series 1998C-1), 4.70%, 5/1/2020	NR/Aa2		161,219
1,000,000		Colorado Health Facilities Authority, Health Facilities Revenue Bonds (Series 2004B), 3.75% TOBs (Evangelical Lutheran Good Samaritan Society), Mandatory Tender 6/1/2009	A-/A3		996,470
2,000,000		Countrydale, CO Metropolitan District, LT GO Refunding Bonds, 3.50% TOBs (Compass Bank, Birmingham LOC), Mandatory Tender 12/1/2007	NR/A1		2,012,660
215,000		Denver, CO Health & Hospital Authority, Healthcare Revenue Bonds (Series 2001A), 5.00%, 12/1/2004	BBB/Baa3		215,015
305,000		Denver, CO Health & Hospital Authority, Healthcare Revenue Bonds (Series 2001A), 5.25%, 12/1/2005	BBB/Baa3		311,951
140,000		Denver, CO Health & Hospital Authority, Healthcare Revenue Bonds (Series 2001A), 5.25%, 12/1/2006	BBB/Baa3		145,726
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Colorado--continued
$200,000		Denver, CO Health & Hospital Authority, Healthcare Revenue Bonds (Series 2001A), 5.25%, 12/1/2007	BBB/Baa3		$210,594
1,755,000		Dove Valley Metropolitan District, CO, Refunding UT GO Bonds, 3.30% TOBs (BNP Paribas SA LOC), Mandatory Tender 11/1/2005	AA/NR		1,771,269
		TOTAL			5,845,056
		Connecticut--1.0%
1,750,000		Connecticut Development Authority, PCR Bonds, 3.35% TOBs (Connecticut Light & Power Co.)/(AMBAC INS), Mandatory Tender 10/1/2008	AAA/Aaa		1,749,632
		Florida--3.6%
1,065,000		Escambia County, FL Health Facilities Authority, Revenue Bonds (Series 2003A), 5.00% (Ascension Health Credit Group), 11/15/2008	AA/Aa2		1,143,927
1,355,000	[2,3]	Florida State Department of Corrections, Custodial Receipts, 3.00%, 9/10/2009	NR/A3		1,348,997
2,000,000		Miami-Dade County, FL, Capital Asset Acquisition Special Obligation Bonds (Series 2002A), 5.00% (AMBAC INS), 4/1/2008	AAA/Aaa		2,156,020
1,680,000		Palm Beach County, FL Health Facilities Authority, Hospital Refunding Revenue Bonds (Series 2001), 5.00% (BRCH Corporation Obligated Group), 12/1/2005	A/NR		1,721,261
		TOTAL			6,370,205
		Georgia--2.2%
1,300,000		Atlanta, GA, UT GO Bonds, 4.50% (MBIA Insurance Corp. INS), 12/1/2004	AAA/Aaa		1,300,091
935,000		Coffee County, GA Hospital Authority, Refunding Revenue Bonds, 5.00% (Coffee Regional Medical Center, Inc.), 12/1/2010	BBB+/NR		995,335
1,575,000		Decatur County-Bainbridge, GA IDA, Revenue Bonds, 4.00% TOBs (John B. Sanifilippo & Son)/(Lasalle Bank, N.A. LOC), Mandatory Tender 6/1/2006	A+/NR		1,596,704
		TOTAL			3,892,130
		Idaho--1.4%
2,000,000		Boise City, ID Housing Authority, Multifamily Housing Revenue Bonds (Series 2002A), 3.25% TOBs (Civic Plaza Housing Project)/(Key Bank, N.A. LOC) Mandatory Tender 3/27/2006	NR/A1		2,011,740
500,000		Idaho Housing Agency, SFM Bonds, (Series B-2), 4.65%, 7/1/2028	NR/Aaa		501,125
		TOTAL			2,512,865
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Illinois--3.3%
$55,000		Chicago, IL Collateralized SFM Revenue Bonds (Series 1997B), 5.10% (GNMA Collateralized Home Mortgage Program COL), 9/1/2007	NR/Aaa		$55,287
1,000,000		Chicago, IL Transit Authority, Capital Grant Receipts Revenue Bonds (Series B), 4.25% (AMBAC INS), 6/1/2008	AAA/Aaa		1,009,370
370,000		Illinois Development Finance Authority, IDB, (Series 1995) Revenue Bonds, 5.80% (Catholic Charities Housing Development Corp.), 1/1/2007	NR		377,507
165,000		Illinois Development Finance Authority, IDB, Mortgage Revenue Refunding Bonds, (Series 1997A), 5.20% (MBIA Insurance Corp. INS)/(FHA LOC), 7/1/2008	NR/Aaa		170,633
2,000,000		Illinois Health Facilities Authority, Revenue Bonds, 5.25% (Advocate Health Care Network)/(Original Issue Yield: 5.33%), 11/15/2006	AA/Aa3		2,097,980
2,000,000		Illinois State, UT GO Bonds (First Series of July 2002), 5.00% (MBIA Insurance Corp. INS), 7/1/2007	AAA/Aaa		2,128,820
		TOTAL			5,839,597
		Indiana--2.7%
1,000,000		Indiana Development Finance Authority, Refunding Revenue Bonds (Series 1998A), 4.75% TOBs (Southern Indiana Gas & Electric Co.), Mandatory Tender 3/1/2006	BBB+/Baa1		1,021,500
500,000		Indiana Development Finance Authority, Solid Waste Disposal Revenue Bonds, 2.70% TOBs (Waste Management, Inc.), Mandatory Tender 10/1/2005	BBB/NR		498,760
1,260,000		Indiana Health Facility Financing Authority, Health System Revenue Bonds (Series 2001), 5.00% (Sisters of St. Francis Health Services, Inc.), 11/1/2005	NR/Aa3		1,290,454
725,000		Indiana Health Facility Financing Authority, Hospital Revenue Bonds (Series 2001A), 5.50% (Community Foundation of Northwest Indiana), 8/1/2005	BBB-/NR		734,171
295,000		Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, 4.50% (Floyd Memorial Hospital, IN)/(Original Issue Yield: 4.53%), 2/15/2005	A/NR		295,917
1,000,000		Lawrenceburg, IN Pollution Control Revenue Board, PCR Revenue Bonds (Series F), 2.625% TOBs (Indiana Michigan Power Co.), Mandatory Tender 10/1/2006	BBB/Baa2		994,760
		TOTAL			4,835,562
		Iowa--1.0%
1,815,000		Iowa Finance Authority, Iowa State Revolving Fund (Series 2001A), 4.75%, 2/1/2005	AAA/Aaa		1,823,476
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Kansas--4.2%
$1,000,000		Burlington, KS, Refunding Revenue Bonds (Series 1998B), 4.75% TOBs (Kansas City Power And Light Co.), Mandatory Tender 10/1/2007	BBB/A3		$1,044,680
1,000,000		Burlington, KS, Refunding Revenue Bonds (Series 1998C), 2.38% TOBs (Kansas City Power And Light Co.), Mandatory Tender 9/1/2005	BBB/A3		995,830
2,465,000		Johnson County, KS Unified School District No. 233, Refunding UT GO Bonds, 5.00% (FGIC INS), 3/1/2005	AAA/Aaa		2,483,709
1,155,000		Kansas Development Finance Authority, Revenue Bonds, 5.50% (Sisters of Charity, Leavenworth)/(MBIA Insurance Corp. INS), 12/1/2005	AAA/Aaa		1,193,716
1,000,000		La Cygne, KS, Environmental Improvement Revenue Refunding Bonds (Series 1994), 2.25% TOBs (Kansas City Power And Light Co.), Mandatory Tender 9/1/2005	BBB/A2		996,570
785,000		Lawrence, KS Hospital Authority, Hospital Revenue Bonds, 4.00% (Lawrence Memorial Hospital), 7/1/2008	NR/Baa1		800,622
35,000		Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds, Mortgage-Backed Securities Program, (Series 1998 A-1), 5.00% (GNMA Collateralized Home Mortgage Program COL), 6/1/2013	NR/Aaa		35,590
		TOTAL			7,550,717
		Kentucky--0.6%
1,000,000		Kentucky Housing Corp., Housing Revenue Bonds (Series 2003F), 1.80%, 1/1/2006	AAA/Aaa		996,790
		Louisiana--3.4%
1,000,000		Calcasieu Parish, LA, IDB, Pollution Control Revenue Refunding Bonds, (Series 2001), 4.80% (Occidental Petroleum Corp.), 12/1/2006	BBB+/Baa1		1,035,780
1,000,000		Louisiana State Correctional Facilities Corp., Refunding Lease Revenue Bonds, 5.00% (Radian Asset Assurance INS), 12/15/2004	AA/NR		1,001,170
2,000,000		Louisiana State Offshore Terminal Authority, Deep Water Port Refunding Revenue Bonds (Series 2003D), 4.00% TOBs (Loop LLC), Mandatory Tender 9/1/2008	A/A3		2,048,100
2,000,000		St. Charles Parish, LA, PCR Refunding Revenue Bonds (Series 1999A), 4.90% TOBs (Entergy Louisiana, Inc.), Mandatory Tender 6/1/2005	BBB-/Baa2		2,019,860
		TOTAL			6,104,910
		Maryland--0.5%
850,000		Prince Georges County, MD, IDRB (Series 1993), 2.16% TOBs (International Paper Co.), Optional Tender 7/15/2005	BBB/Baa2		850,748
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Massachusetts--0.9%
$1,115,000		Massachusetts HEFA, Revenue Bonds (Series C), 5.00% (Milton Hospital), 7/1/2005	BBB/NR		$1,124,946
500,000		Massachusetts Water Pollution Abatement Trust Pool, Pool Program Bonds (Series 8), 5.00%, 8/1/2006	AAA/Aaa		522,010
		TOTAL			1,646,956
		Michigan--6.1%
1,000,000		Detroit, MI, Capital Improvement LT GO Bonds (Series 2002A), 5.00% (MBIA Insurance Corp. INS), 4/1/2007	AAA/Aaa		1,058,810
1,250,000		Michigan Public Power Agency, Belle River Project Refunding Revenue Bonds (Series 2002A), 5.00% (MBIA Insurance Corp. INS), 1/1/2007	AAA/Aaa		1,317,938
1,810,000		Michigan Public Power Agency, Belle River Project Refunding Revenue Bonds (Series 2002A), 5.00%, 1/1/2005	AA/A1		1,814,561
1,000,000		Michigan State Hospital Finance Authority, Hospital Refunding Revenue Bonds (Series 2003A), 5.00% (Henry Ford Health System, MI), 3/1/2008	A-/A1		1,058,060
1,000,000		Michigan State Hospital Finance Authority, Revenue Bonds, 5.00% (Oakwood Obligated Group), 11/1/2007	A/A2		1,048,770
1,000,000		Michigan State Hospital Finance Authority, Revenue Bonds, 5.00% (Oakwood Obligated Group), 11/1/2006	A/A2		1,038,170
1,000,000		Michigan State Strategic Fund, Revenue Bonds (Series 2004), 4.75% (NSF International), 8/1/2009	A-/NR		1,061,120
1,000,000		Michigan State Strategic Fund, Revenue Bonds, 3.75% TOBs (Waste Management, Inc.), Mandatory Tender 8/1/2007	BBB/NR		1,005,290
1,285,000		Saginaw, MI Hospital Finance Authority, Hospital Revenue Refunding Bonds (Series 2004G), 4.75% (Covenant Medical Center, Inc.), 7/1/2009	A/NR		1,365,068
		TOTAL			10,767,787
		Minnesota--2.5%
1,030,000		Maplewood, MN, Health Care Facility Revenue Bonds (Series 1996), 5.95% (Healtheast, MN), 11/15/2006	BB/Ba2		1,030,865
1,530,000		Minneapolis, MN Health Care System, Revenue Bonds (Series 2002A), 5.00% (Allina Health System, MN), 11/15/2007	NR/A3		1,616,782
1,000,000		Minneapolis/St. Paul, MN Housing & Redevelopment Authority, Health Care Facility Revenue Bonds (Series 2003), 4.50% (HealthPartners Obligated Group), 12/1/2006	BBB+/Baa1		1,026,850
750,000		Minneapolis/St. Paul, MN Housing & Redevelopment Authority, Health Care Facility Revenue Bonds (Series 2003), 4.50% (HealthPartners Obligated Group), 12/1/2007	BBB+/Baa1		775,530
		TOTAL			4,450,027
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Mississippi--0.6%
$1,000,000		Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds (Series 2004B-2 R-Floats), 3.50% TOBs (Baptist Memorial Healthcare), Mandatory Tender 10/1/2006	AA/NR		$1,012,080
		Missouri--0.9%
960,000		Cape Girardeau County, MO IDA, Health Care Facilities Revenue Bonds, (Series A), 5.00% (St. Francis Medical Center, MO), 6/1/2007	A/NR		1,006,224
115,000		Kansas City, MO IDA, PCR Bonds, 6.05% (General Motors Corp.), 4/1/2006	BBB-/Baa2		115,100
425,000		West Plains, MO IDA, Hospital Revenue Bonds, 5.05% (Ozarks Medical Center)/(Original Issue Yield: 5.125%), 11/15/2005	BB+/NR		428,740
		TOTAL			1,550,064
		Nebraska--0.7%
256,205	[2]	Energy America, NE, Gas Supply Revenue Bonds (Series 1998B), 5.10% (Nebraska Public Gas Agency), 10/15/2005	NR		250,668
1,000,000		Nebraska Public Power District, General Revenue Bonds (Series 2002B), 4.00% (AMBAC INS), 1/1/2006	AAA/Aaa		1,018,820
		TOTAL			1,269,488
		New Hampshire--1.1%
2,000,000		New Hampshire Business Finance Authority, Refunding PCR Bonds, 3.50% TOBs (United Illuminating Co.), Mandatory Tender 2/1/2009	NR/Baa2		1,982,400
		New Jersey--1.3%
500,000		New Jersey EDA, Revenue Bonds, (Series 2004), 5.00% (NJ Dedicated Cigarette Excise Tax), 6/15/2008	BBB/Baa2		533,355
705,000		New Jersey EDA, Revenue Refunding Bonds (Series A), 4.00% (Winchester Gardens at Ward Homestead)/(Original Issue Yield: 4.10%), 11/1/2009	BBB-/NR		697,478
1,000,000		New Jersey State Transportation Corp., Certificates of Participation (Series 2000B), 5.50% (AMBAC INS), 9/15/2007	AAA/Aaa		1,076,220
		TOTAL			2,307,053
		New York--10.9%
1,000,000		Dutchess County, NY IDA, Revenue Bonds, 2.80% (Marist College), 7/1/2006	NR/Baa1		1,002,380
1,110,000		Dutchess County, NY IDA, Revenue Bonds, 4.00% (Marist College), 7/1/2009	NR/Baa1		1,130,235
1,750,000		Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2003A), 4.50%, 6/1/2005	A-/Baa1		1,769,828
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		New York--continued
$1,000,000		New York City, NY Transitional Finance Authority, Future Tax Secured Bonds (Series 2003C), 5.00%, 8/1/2006	AA+/Aa2		$1,044,530
1,000,000		New York City, NY Transitional Finance Authority, Secured Future Tax Revenue Bonds (Series 2003A), 5.00%, 2/1/2009	AA+/Aa2		1,084,250
1,000,000		New York City, NY, UT GO Bonds (Series 2001F), 5.00%, 8/1/2007	A/A2		1,061,610
1,000,000		New York City, NY, UT GO Bonds (Series D), 5.00%, 8/1/2006	A/A2		1,042,010
1,000,000		New York City, NY, UT GO Bonds (Series E), 5.00%, 8/1/2007	A/A2		1,061,610
1,000,000		New York City, NY, UT GO Bonds (Series G), 5.00%, 8/1/2008	A/A2		1,074,760
1,000,000		New York City, NY, UT GO Bonds, (Series F), 5.00%, 8/1/2008	A/A2		1,074,760
1,620,000		New York State Dormitory Authority, Revenue Bonds (Series 2003), 4.00% (Kateri Residence)/(Allied Irish Banks PLC LOC), 7/1/2008	NR/Aa3		1,677,737
2,000,000		New York State Thruway Authority, Local Highway & Bridge Service Contract Bonds (Series 2002), 5.00% (New York State), 4/1/2006	AA-/A2		2,070,460
2,000,000		New York State Thruway Authority, Local Highway & Bridge Service Contract Bonds (Series 2002), 5.00% (New York State), 4/1/2007	AA-/A2		2,117,160
1,000,000		New York State Urban Development Corp., Revenue Bonds (Series 2003B), 5.00% (New York State Personal Income Tax Revenue Bond Fund), 3/15/2007	AA/NR		1,057,350
1,025,000		United Nations, NY Development Corp., Senior Lien Refunding Revenue Bonds (Series 2004A), 4.00%, 7/1/2007	NR/A3		1,064,165
		TOTAL			19,332,845
		North Carolina--0.9%
1,500,000		North Carolina State, UT GO Bonds (Series 1997A), 5.20% (U.S. Treasury PRF 3/1/2007 @ 102)/(Original Issue Yield: 5.35%), 3/1/2013	AAA/Aa1		1,623,825
		Ohio--3.0%
285,000		Ohio HFA, Residential Mortgage Revenue Bonds (Series 1998A-1), 4.90% (GNMA Collateralized Home Mortgage Program COL), 9/1/2025	AAA/Aaa		286,459
875,000		Ohio State Air Quality Development Authority, Refunding Revenue Bonds (Series 2002A), 3.375% TOBs (Pennsylvania Power Co.), Mandatory Tender 7/1/2005	BB+/Baa2		872,086
2,000,000		Ohio State Revenue, Major New State Infrastructure Revenue Bonds, 5.00%, 6/15/2006	AA/Aa3		2,082,240
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Ohio--continued
$1,000,000		Ohio State Water Development Authority Pollution Control Facilities, Refunding Revenue Bonds (Series 1999B), 4.50% TOBs (Toledo Edison Co.), Mandatory Tender 9/1/2005	BB+/Baa3		$1,009,960
1,000,000		Ohio State Water Development Authority Pollution Control Facilities, Refunding Revenue Bonds (Series B), 3.35% TOBs (Ohio Edison Co.), Mandatory Tender 12/1/2005	BB+/Baa2		1,002,010
		TOTAL			5,252,755
		Oregon--1.0%
1,000,000		Clackamas County, OR Hospital Facilities Authority, Revenue Refunding Bonds (Series 2001), 5.00% (Legacy Health System), 5/1/2006	AA/Aa3		1,035,910
750,000		Port of Portland, OR, 2.55% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Optional Tender 12/1/2004	BBB/NR		752,438
		TOTAL			1,788,348
		Pennsylvania--5.2%
1,020,000		Commonwealth of Pennsylvania, UT GO Bonds, 5.25%, 10/15/2006	AA/Aa2		1,075,498
840,000		Erie, PA Higher Education Building Authority, College Revenue Refunding Bonds (Series 2004A), 3.50% (Mercyhurst College)/(Original Issue Yield: 3.57%), 3/15/2009	BBB/NR		836,791
215,000		Erie, PA Higher Education Building Authority, College Revenue Refunding Bonds (Series 2004B), 3.50% (Mercyhurst College)/(Original Issue Yield: 3.57%), 3/15/2009	BBB/NR		214,179
1,075,000		Lebanon County, PA Health Facilities Authority, Hospital Revenue Bonds, 4.00% (Good Samaritan Hospital), 11/15/2008	BBB+/Baa1		1,084,987
315,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 2001A), 6.00% (Amtrak), 11/1/2005	BBB/A3		321,221
1,015,000		Pennsylvania EDFA, Resource Recovery Refunding Revenue Bonds (Series B), 6.75% (Northampton Generating), 1/1/2007	BBB-/NR		1,047,257
1,005,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 5.75% (UPMC Health System), 1/15/2008	A+/NR		1,087,350
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 3.625% TOBs (King's College)/(PNC Bank, N.A. LOC), Mandatory Tender 5/1/2006	AA-/NR		1,016,980
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,000,000		Pennsylvania State, Refunding UT GO Bonds, 5.125% (AMBAC INS)/(Original Issue Yield: 5.35%), 9/15/2011	AAA/Aaa		$1,072,550
1,400,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.50% (Guthrie Healthcare System, PA), 12/1/2004	A-/NR		1,400,126
115,000		Scranton-Lackawanna, PA Health & Welfare Authority, Revenue Bonds, 7.125% (Allied Services Rehabilitation Hospitals, PA), 7/15/2005	BB+		116,150
		TOTAL			9,273,089
		Rhode Island--0.8%
400,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2002), 5.00% (Lifespan Obligated Group), 8/15/2005	BBB/Baa2		405,332
500,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2002), 5.25% (Lifespan Obligated Group), 8/15/2006	BBB/Baa2		516,235
510,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2002), 5.50% (Lifespan Obligated Group), 8/15/2007	BBB/Baa2		536,015
		TOTAL			1,457,582
		South Carolina--2.3%
2,000,000		Piedmont Municipal Power Agency, SC, Refunding Electric Revenue Bonds (Series 2002A), 5.00% (FGIC INS), 1/1/2005	AAA/Aaa		2,005,220
1,000,000		Richland County, SC, Environmental Improvement Revenue Refunding Bonds (Series 2002A), 4.25% (International Paper Co.), 10/1/2007	BBB/Baa2		1,029,720
1,000,000		South Carolina Jobs-EDA, Hospital Facilities Revenue Bonds (Series 2000A), 7.00% (Palmetto Health Alliance)/(Escrowed to Maturity U.S. Treasury COL), 12/15/2004	BBB/Baa2		1,001,980
		TOTAL			4,036,920
		South Dakota--0.7%
1,255,000		South Dakota State Health & Educational Authority, Revenue Bonds, 4.50% (Avera Health)/(AMBAC INS), 7/1/2005	AAA/Aaa		1,272,733
		Tennessee--2.9%
1,000,000		Carter County, TN IDB, (Series 1983), 4.15% (Temple-Inland, Inc.), 10/1/2007	BBB/NR		1,022,280
640,000		Knox County, TN Health Education & Housing Facilities Board, Refunding Improvement Revenue Bonds (Series 2003A), 4.00% (East Tennessee Children's Hospital), 7/1/2006	BBB+/Baa1		647,200
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Tennessee--continued
$730,000		Montgomery County, TN HEFA Board, Hospital Revenue Refunding Bonds, 4.65% (Clarksville Regional Hospital)/(Original Issue Yield: 4.75%), 1/1/2005	BBB-/Baa2		$731,168
1,000,000		Shelby County, TN Health Education & Housing Facilities Board, Revenue Bonds (Series 2004A R-Floats), 5.00% TOBs (Baptist Memorial Healthcare), Mandatory Tender 10/1/2008	AA/NR		1,061,670
1,605,000		Sullivan County, TN Health Educational & Housing Facilities Board, Hospital Refunding Revenue Bonds, 4.50% (Wellmont Health System), 9/1/2006	BBB+/NR		1,635,768
		TOTAL			5,098,086
		Texas--6.4%
3,000,000		Austin, TX Water and Wastewater System, Refunding Revenue Bonds (Series 2002A), 5.25% (AMBAC INS), 11/15/2007	AAA/Aaa		3,233,820
1,000,000		Gulf Coast, TX Waste Disposal Authority, Environmental Facilities Refunding Revenue Bonds, 4.20% (Occidental Petroleum Corp.), 11/1/2006	BBB+/Baa1		1,028,820
1,500,000		North Central Texas HFDC, Revenue Bonds, 5.50% (Baylor Health Care System), 5/15/2007	AA-/Aa3		1,597,380
1,675,000		Texas State Public Finance Authority, Revenue Financing System Bonds (Series 2002), 4.50% (Texas Southern University)/(MBIA Insurance Corp. INS), 11/1/2005	NR/Aaa		1,711,364
2,000,000		Texas Turnpike Authority, Second Tier Bond Anticipation Notes (Series 2002), 5.00%, 6/1/2008	AA/Aa3		2,154,500
1,500,000		Texas Water Development Board, State Revolving Fund Revenue Bonds, (Series B), 5.50%, 7/15/2007	AAA/Aaa		1,616,655
		TOTAL			11,342,539
		Utah--0.5%
735,000		Intermountain Power Agency, UT, Power Supply Revenue Refunding (Series B) Bonds, 6.00% (MBIA Insurance Corp. INS), 7/1/2006	AAA/Aaa		776,689
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Virginia--1.6%
$1,000,000		Chesterfield County, VA IDA, PCR Bonds, 4.95% (Virginia Electric & Power Co.), 12/1/2007	BBB+/A3		$1,026,330
1,000,000		Hopewell, VA, Public Improvement UT GO Bonds (Series 2004A), 5.00%, 7/15/2009	A/A2		1,050,570
750,000		Virginia Peninsula Port Authority, Revenue Refunding Bonds (Series 2003), 3.30% TOBs (Dominion Terminal Associates)/(Dominion Resources, Inc. GTD), Mandatory Tender 10/1/2008	BBB+/Baa1		747,968
		TOTAL			2,824,868
		Washington--2.9%
2,035,000		Washington State, Refunding UT GO Bonds (Series R-2000A), 5.00%, 1/1/2005	AA/Aa1		2,040,169
2,000,000		Washington State, Refunding UT GO Bonds, 5.25%, 9/1/2005	AA/Aa1		2,046,920
1,000,000		Washington State, Various Purpose Refunding UT GO Bonds (Series R-2003A), 3.50% (MBIA Insurance Corp. INS), 1/1/2007	AAA/Aaa		1,023,570
		TOTAL			5,110,659
		Wisconsin--1.9%
1,030,000		Green Bay, WI Area Public School District, Refunding UT GO Bonds, 5.10%, 4/1/2007	NR/Aa2		1,067,554
965,000		Pleasant Prairie, WI Water & Sewer System, BANS, 4.00% (U.S. Treasury PRF 10/1/2006 @ 100), 10/1/2007	NR/A3		995,629
1,245,000		Wisconsin State HEFA, Refunding Revenue Bonds, 5.00% (Wheaton Franciscan Services), 8/15/2005	A/A2		1,267,846
		TOTAL			3,331,029
		Wyoming--2.2%
1,500,000		Albany County, WY, Pollution Control Revenue Bonds (Series 1985), 2.55% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Optional Tender 12/1/2004	BBB/NR		1,500,000
2,500,000		Lincoln County, WY, PCR Refunding Bonds (Series 1991), 3.40% TOBs (Pacificorp), Mandatory Tender 6/1/2010	A-/A3		2,445,775
		TOTAL			3,945,775
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $172,050,642)			173,511,079
Principal Amount			Credit Rating	[1]	Value
		SHORT-TERM MUNICIPALS--3.2%
		Mississippi--0.2%
$300,000		Jackson County, MS Port Facility Daily VRDNs (Chevron U.S.A., Inc.)/(ChevronTexaco Corp. GTD)	NR/P-1		$300,000
		Tennessee--2.4%
4,355,000		Sevier County, TN Public Building Authority, (Series IV-J-2) Daily VRDNs (Mt. Juliet, TN)/(AMBAC INS)/(J.P. Morgan Chase Bank LIQ)	NR/VMIG1		4,355,000
		Utah--0.6%
1,100,000		Emery County, UT, (Series 1994) Daily VRDNs (Pacificorp)/(AMBAC INS)/(Bank of Nova Scotia, Toronto LIQ)	A-1+/VMIG1		1,100,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)			5,755,000
		TOTAL INVESTMENTS--100.9% (IDENTIFIED COST $177,805,642) [4]			179,266,079
		OTHER ASSETS AND LIABILITIES - NET--(0.9)%			(1,598,819)
		TOTAL NET ASSETS--100%			$177,667,260

Securities that are subject to the federal alternative minimum tax (AMT) represent 11.4% of the portfolio as calculated based upon total portfolio market value (percentage is unaudited).

1 Please refer to the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At November 30, 2004, these securities amounted to $4,618,015 which represents 2.6% of total net assets.

3 Denotes a restricted security, including securities purchased under Rule 144A that have been deemed liquid by criteria approved by the Fund's Board of Directors. At November 30, 2004, these securities amounted to $4,367,347 which represents 2.5% of total net assets.

4 The cost of investments for federal tax purposes amounts to $177,805,596.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2004.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
BANs	--Bond Anticipation Notes
COL	--Collateralized
EDA	--Economic Development Authority
EDFA	--Economic Development Financing Authority
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
IDRB	--Industrial Development Revenue Bond
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
PCFA	--Pollution Control Finance Authority
PCR	--Pollution Control Revenue
PRF	--Prerefunded
SAVRs	--Select Auction Variable Rates
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets:
Total investments in securities, at value (identified cost $177,805,642)		$179,266,079
Cash		10,782
Income receivable		2,278,348
Receivable for investments sold		40,000
Receivable for shares sold		66,746
TOTAL ASSETS		181,661,955
Liabilities:
Payable for investments purchased	$2,000,000
Payable for shares redeemed	1,800,484
Income distribution payable	97,151
Payable for distribution services fee (Note 5)	32,040
Payable for shareholder services fee (Note 5)	37,076
Accrued expenses	27,944
TOTAL LIABILITIES		3,994,695
Net assets for 18,192,523 shares outstanding		$177,667,260
Net Assets Consist of:
Paid-in capital		$180,084,680
Net unrealized appreciation of investments		1,460,437
Accumulated net realized loss on investments		(3,877,621)
Distributions in excess of net investment income		(236)
TOTAL NET ASSETS		$177,667,260
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($153,282,547 ÷ 15,695,615 shares outstanding) no par value, unlimited shares authorized		$9.77
Offering price per share (100/99.00 of $9.77) [1]		$9.87
Redemption proceeds per share		$9.77
Class F Shares:
Net asset value per share ($24,384,713 ÷ 2,496,908 shares outstanding) no par value, unlimited shares authorized		$9.77
Offering price per share		$9.77
Redemption proceeds per share (99.00/100 of $9.77) [1]		$9.67

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2004

Investment Income:
Interest			$6,795,274
Expenses:
Investment adviser fee (Note 5)		$864,496
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		11,590
Transfer and dividend disbursing agent fees and expenses (Note 5)		78,040
Directors'/Trustees' fees		4,708
Auditing fees		18,226
Legal fees		6,933
Portfolio accounting fees (Note 5)		91,736
Distribution services fee--Class F Shares (Note 5)		38,189
Distribution services fee--Class A Shares (Note 5)		476,662
Shareholder services fee--Class F Shares (Note 5)		63,648
Shareholder services fee--Class A Shares (Note 5)		476,662
Share registration costs		45,136
Printing and postage		34,329
Insurance premiums		9,258
Taxes		16,741
Miscellaneous		2,429
TOTAL EXPENSES		2,428,783
Waivers (Note 5):
Waiver of investment adviser fee	$(294,184)
Waiver of administrative personnel and services fee	(25,315)
Waiver of transfer and dividend disbursing agent fees and expenses	(6,138)
Waiver of distribution services fee--Class F Shares	(38,189)
TOTAL WAIVERS		(363,826)
Net expenses			2,064,957
Net investment income			4,730,317
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(239,531)
Net realized loss on futures transactions			(141,080)
Net change in unrealized appreciation of investments			(2,646,422)
Net realized and unrealized loss on investments			(3,027,033)
Change in net assets resulting from operations			$1,703,284

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,730,317	$5,679,422
Net realized loss on investments	(380,611)	(11,542)
Net change in unrealized appreciation/depreciation of investments	(2,646,422)	1,912,994
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,703,284	7,580,874
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,148,018)	(5,234,488)
Class F Shares	(618,602)	(481,091)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,766,620)	(5,715,579)
Share Transactions:
Proceeds from sale of shares	74,823,031	208,730,715
Net asset value of shares issued to shareholders in payment of distributions declared	3,374,965	4,102,997
Cost of shares redeemed	(158,240,448)	(196,913,797)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(80,042,452)	15,919,915
Change in net assets	(83,105,788)	17,785,210
Net Assets:
Beginning of period	260,773,048	242,987,838
End of period (including undistributed (distributions in excess of) net investment income of $(236) and $36,080, respectively)	$177,667,260	$260,773,048

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2004

1. ORGANIZATION

Federated Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Limited Term Municipal Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class A Shares and Class F Shares. The investment objective of the Fund is to provide a high level of current income which is exempt from federal regular income tax consistent with the preservation of principal.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Directors (the "Directors").

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration, and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2004, the Fund had realized losses on futures contracts of $141,080. At November 30, 2004, the Fund had no open futures contracts.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Directors.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Directors, held at November 30, 2004 is as follows:

Security	Acquisition Date	Acquisition Cost
Energy America, NE, Gas Supply Revenue Bonds (Series 1998B), 5.10% (Nebraska Public Gas Agency), 10/15/2005	3/18/1998	$ 256,205
Florida State Department of Corrections, Custodial Receipts, 3.00%, 9/10/2009	2/27/2004	$1,355,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following table summarizes capital stock activity:

Year Ended November 30	2004		2003
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	7,188,379	$70,980,674	19,924,890	$197,549,833
Shares issued to shareholders in payment of distributions declared	316,154	3,111,343	387,875	3,844,790
Shares redeemed	(15,587,471)	(153,617,047)	(19,492,905)	(193,178,757)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(8,082,938)	$(79,525,030)	819,860	$8,215,866

Year Ended November 30	2004		2003
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	388,447	$3,842,357	1,128,489	$11,180,882
Shares issued to shareholders in payment of distributions declared	26,792	263,622	26,049	258,207
Shares redeemed	(468,752)	(4,623,401)	(376,702)	(3,735,040)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(53,513)	$(517,422)	777,836	$7,704,049
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(8,136,451)	$(80,042,452)	1,597,696	$15,919,915

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended November 30, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Distributions in Excess of Net Investment Income	Accumulate Net Realized Loss
$(13)	$13

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2004 and 2003 was as follows:

	2004	2003
Tax-exempt income	$4,766,620	$5,715,579

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$96,915
Net unrealized appreciation	$1,460,483
Capital loss carryforward	$3,877,669

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At November 30, 2004, the cost of investments for federal tax purposes was $177,805,596. The net unrealized appreciation of investments for federal tax purposes was $1,460,483. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,679,177 and net unrealized depreciation from investments for those securities having an excess of cost over value of $218,694.

At November 30, 2004, the Fund had a capital loss carryforward of $3,877,669 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$2,004,917
2008	$ 938,717
2009	$ 162,953
2010	$ 379,104
2011	$ 11,425
2012	$ 380,553

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class F Shares	0.15%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Sales Charges

For the year ended November 30, 2004, FSC retained $525 in sales charges from the sale of Class A Shares. FSC also retained $11,097 of contingent deferred sales charges relating to redemptions of Class A Shares and $3,871 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class F Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004, Federated Services Company (FServ), through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $40,136, after voluntary waiver, if applicable.

Portfolio Accounting Fees

Prior to January 1, 2004, FServ maintained the Fund's accounting records for which it received a fee. The fee was based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. The fee paid to FServ during the reporting period was $8,785, after voluntary waiver, if applicable.

Interfund Transactions

During the year ended November 30, 2004, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $104,468,451 and $146,219,580, respectively.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended November 30, 2004, were as follows:

Purchases	$49,594,467
Sales	$110,126,124

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

At November 30, 2004, 100% of the distributions from net investment income are exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED FIXED INCOME SECURITIES, INC. AND THE SHAREHOLDERS OF FEDERATED LIMITED TERM MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Limited Term Municipal Fund (the "Fund") (a portfolio of Federated Fixed Income Securities, Inc.) as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2004, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
January 21, 2005

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund ( i.e. , "Interested" Board members) and those who are not ( i.e. , "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Corporation comprised three portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR AND CHAIRMAN Began serving: October 1991	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 DIRECTOR AND PRESIDENT Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: October 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1991	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson has been the Fund's Portfolio Manager since the Fund's inception. Ms. Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Joseph M. Balestrino is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Jeff A. Kozemchak Birth Date: January 15, 1960 VICE PRESIDENT Began serving: November 1998	Jeff A. Kozemchak has been the Fund's Portfolio Manager since 1997. He is Vice President of the Corporation. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to http://www.federatedinvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at www.federatedinvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Federated
World-Class Investment Manager

Federated Limited Term Municipal Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 31417P304
Cusip 31417P403

G00278-02 (1/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Strategic Income Fund

Established 1994

A Portfolio of Federated Fixed Income Securities, Inc.

10TH ANNUAL SHAREHOLDER REPORT

November 30, 2004

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$8.57	$7.57	$8.00	$8.10	$9.19
Income From Investment Operations:
Net investment income	0.53	1	0.615	0.69	1,2	0.81	0.84
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.27	1.015	(0.42	)2	(0.12)	(1.12)
TOTAL FROM INVESTMENT OPERATIONS	0.80	1.630	0.27	0.69	(0.28)
Less Distributions:
Distributions from net investment income	(0.57)	(0.629)	(0.70)	(0.76)	(0.81)
Distributions from paid-in capital3	--	(0.001)	--	(0.03)	--
TOTAL DISTRIBUTIONS	(0.57)	(0.630)	(0.70)	(0.79)	(0.81)
Net Asset Value, End of Period	$8.80	$8.57	$7.57	$8.00	$8.10
Total Return4	9.75%	22.29%	3.48%	8.77%	(3.37)%

Ratios to Average Net Assets:
Expenses	1.26%	1.27%	1.26%	1.23%	1.19%
Net investment income	6.18%	7.14%	8.83	%1	9.93%	9.44%
Expense waiver/reimbursement5	0.07%	0.06%	0.07%	0.13%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$354,272	$279,461	$167,387	$138,295	$127,397
Portfolio turnover	26%	38%	50%	58%	60%

1 Based on average shares outstanding.

2 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03, and decrease the ratio of net investment income to average net assets from 9.31% to 8.83%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$8.57	$7.57	$8.00	$8.10	$9.19
Income From Investment Operations:
Net investment income	0.47	1	0.562	0.63	1,2	0.76	0.77
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.26	1.008	(0.42	)2	(0.13)	(1.12)
TOTAL FROM INVESTMENT OPERATIONS	0.73	1.570	0.21	0.63	(0.35)
Less Distributions:
Distributions from net investment income	(0.51)	(0.569)	(0.64)	(0.71)	(0.74)
Distributions from paid-in capital3	--	(0.001)	--	(0.02)	--
TOTAL DISTRIBUTIONS	(0.51)	(0.570)	(0.64)	(0.73)	(0.74)
Net Asset Value, End of Period	$8.79	$8.57	$7.57	$8.00	$8.10
Total Return4	8.80%	21.40%	2.70%	7.97%	(4.10)%

Ratios to Average Net Assets:
Expenses	2.01%	2.02%	2.01%	1.98%	1.94%
Net investment income	5.44%	6.42%	8.08	%1	9.18%	8.70%
Expense waiver/reimbursement5	0.07%	0.06%	0.07%	0.13%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$614,079	$669,571	$550,731	$592,565	$581,077
Portfolio turnover	26%	38%	50%	58%	60%

1 Based on average shares outstanding.

2 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain/loss per share by $0.04, and decrease the ratio of net investment income to average net assets from 8.55% to 8.08%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$8.57	$7.57	$8.00	$8.10	$9.19
Income From Investment Operations:
Net investment income	0.47	1	0.550	0.63	1,2	0.76	0.77
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.27	1.018	(0.42	)2	(0.13)	(1.12)
TOTAL FROM INVESTMENT OPERATIONS	0.74	1.568	0.21	0.63	(0.35)
Less Distributions:
Distributions from net investment income	(0.51)	(0.567)	(0.64)	(0.71)	(0.74)
Distributions from paid-in capital3	--	(0.001)	--	(0.02)	--
TOTAL DISTRIBUTIONS	(0.51)	(0.568)	(0.64)	(0.73)	(0.74)
Net Asset Value, End of Period	$8.80	$8.57	$7.57	$8.00	$8.10
Total Return4	8.94%	21.37%	2.70%	7.97%	(4.10)%

Ratios to Average Net Assets:
Expenses	2.01%	2.02%	2.01%	1.98%	1.94%
Net investment income	5.44%	6.42%	8.08	%1	9.18%	8.66%
Expense waiver/reimbursement5	0.07%	0.06%	0.07%	0.13%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$96,957	$87,344	$52,300	$52,146	$52,697
Portfolio turnover	26%	38%	50%	58%	60%

1 Based on average shares outstanding.

2 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain/loss per share by $0.04, and decrease the ratio of net investment income to average net assets from 8.56% to 8.08%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$8.55	$7.55	$7.99	$8.09	$9.18
Income From Investment Operations:
Net investment income	0.53	1	0.613	0.69	1,2	0.82	0.84
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.26	1.017	(0.43	)2	(0.13)	(1.12)
TOTAL FROM INVESTMENT OPERATIONS	0.79	1.630	0.26	0.69	(0.28)
Less Distributions:
Distributions from net investment income	(0.57)	(0.629)	(0.70)	(0.76)	(0.81)
Distributions from paid in capital3	--	(0.001)	--	(0.03)	--
TOTAL DISTRIBUTIONS	(0.57)	(0.630)	(0.70)	(0.79)	(0.81)
Net Asset Value, End of Period	$8.77	$8.55	$7.55	$7.99	$8.09
Total Return4	9.65%	22.35%	3.36%	8.78%	(3.38)%

Ratios to Average Net Assets:
Expenses	1.26%	1.27%	1.26%	1.23%	1.19%
Net investment income	6.20%	7.17%	8.83	%1	9.93%	9.42%
Expense waiver/reimbursement5	0.57%	0.56%	0.57%	0.63%	0.69%
Supplemental Data:
Net assets, end of period (000 omitted)	$24,735	$23,423	$20,569	$24,885	$27,560
Portfolio turnover	26%	38%	50%	58%	60%

1 Based on average shares outstanding.

2 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03, and decrease the ratio of net investment income to average net assets from 9.30% to 8.83%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2004	Ending Account Value 11/30/2004	Expenses Paid During Period1
Actual:
Class A Shares	$1,000	$1,089.30	$ 6.58
Class B Shares	$1,000	$1,084.00	$10.47
Class C Shares	$1,000	$1085.20	$10.48
Class F Shares	$1,000	$1,088.30	$ 6.42
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.70	$ 6.36
Class B Shares	$1,000	$1,014.95	$10.13
Class C Shares	$1,000	$1,014.95	$10.13
Class F Shares	$1,000	$1,018.85	$ 6.21

1 Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratios are as follows:

Class A Shares	1.26%
Class B Shares	2.01%
Class C Shares	2.01%
Class F Shares	1.26%

Management's Discussion of Fund Performance

For the reporting period ended November 30, 2004, the fund's Class A Shares produced a total return of 9.75% based on net asset value, as compared to the 4.11% return for the Lehman Brothers Government/Credit Total Index (LBGCT)1 and the 9.20% return for the Lipper Multi-Sector Income Funds Average.2 Total returns based on net asset value for the fund's Class B Shares, Class C Shares and Class F Shares were 8.80%, 8.94%, and 9.65%, respectively. The total return consisted of 7.07% (Class A Shares), 6.23% (Class B Shares), 6.26% (Class C Shares) and 7.08% (Class F Shares) of dividends, and 2.68% (Class A Shares and Class C Shares) and 2.57% (Class B Shares and Class F Shares) appreciation in the net asset value of the shares. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the LBGCT.

Federated Strategic Income Fund is a widely diversified bond portfolio with investments across a variety of countries, economies, currencies, maturities and quality ratings. Generally, the portfolio invests in three major bond categories: domestic investment grade, domestic high yield and international. While the fund typically has allocations to all three bond categories, any one category is limited by prospectus to 50% of total assets. As a result, the key drivers of performance over the fiscal year period were sector allocation among these three bond categories and the relative total return within each of the three categories.

Over the past fiscal year, fund management held the opinion that most world economies' growth would move in a positive direction, which is typically expected to result in a trend toward higher interest rates. Therefore, during the reporting period, the fund's investment strategy focused on allocating fund assets to reduce overall interest rate exposure and volatility while increasing exposure to sectors which typically benefit from improved business conditions.

1 The LBGCT is comprised of approximately 5,000 issues which include nonconvertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, one year, ten-year, and year-to-date periods. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reporting by all the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges. It is not possible to invest directly in an average.

The fund's returns were largely influenced by an allocation of the largest percentages of fund assets to the high-yield bond sector, which experienced strong relative performance during the 12-month reporting period.3 Another positive contributor to overall fund performance was the smallest allocation of fund assets to the domestic high-quality sector, which generated the lowest total return over the past fiscal year. As points of reference, the Lehman Brothers Aggregate Bond Index4 (a proxy for the domestic investment grade market) generated a 4.44% total return, while the Lehman Brothers High Yield Bond Index5 generated a total return of 11.97%. During the 12-month reporting period, the fund invested, on average, over 40% of its assets in the high-yield bond sector, which represented the largest allocation of the three major sectors.

Within the fund's allocation to the international bond sector,6 the fund's investment in the emerging market bond subsector detracted from overall fund performance. However, the fund did benefit by having more assets allocated to the overall international bond sector versus the domestic investment-grade sector, simply due to the significantly higher return for international bonds.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, and after-tax returns, visit www.federatedinvestors.com or call 1-800-341-7400.

3 High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are unmanaged, and investments cannot be made in an index.

5 Lehman Brothers High Yield Bond Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100m, and at least one year to maturity. Investments cannot be made in an index.

6 International investing involves special risks, including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile then prices of securities in developed countries.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class A Shares) (the "Fund") from November 30, 1994 to November 30, 2004 compared to the Lehman Brothers Government/Credit Total Index (LBGCT)2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Average Annual Total Returns4 for the Period Ended 11/30/2004
1 Year	4.85%
5 Years	6.94%
10 Years	7.71%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.federatedinvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date. The LBGCT is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class B Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 2004 compared to the Lehman Brothers Government/Credit Total Index (LBGCT)2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Average Annual Total Returns4 for the Period Ended 11/30/2004
1 Year	3.30%
5 Years	6.80%
Start of Performance (7/27/1995)	7.03%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.federatedinvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum 5.5% contingent deferred sales charge.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date. The LBGCT is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class C Shares) (the "Fund") from November 30, 1994 to November 30, 2004 compared to the Lehman Brothers Government/Credit Total Index (LBGCT)2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Average Annual Total Returns4 for the Period Ended 11/30/2004
1 Year	6.82%
5 Years	6.91%
10 Years	7.29%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.federatedinvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the maximum 1.00% contingent deferred sales charge.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date. The LBGCT is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class F Shares) (the "Fund") from November 30, 1994 to November 30, 2004 compared to the Lehman Brothers Government/Credit Total Index (LBGCT)2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Average Annual Total Returns4 for the Period Ended 11/30/2004
1 Year	7.52%
5 Years	7.68%
10 Years	8.00%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.federatedinvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the maximum 1.00% contingent deferred sales charge.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date. The LBGCT is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments Summary Tables

At November 30, 2004, the Fund's credit-quality ratings composition1 was as follows:

S&P Long-Term Ratings as Percentage of Total Net Assets2		Moody's Long-Term Ratings as Percentage of Total Net Assets2
AAA	15.4%	Aaa	15.7%
AA	2.0%	Aa	1.7%
A	1.7%	A	1.0%
BBB	8.5%	Baa	13.0%
BB	29.7%	Ba	18.0%
B	30.4%	B	34.3%
CCC	5.4%	Caa	8.9%
CC	0.0%	Ca	0.3%
D	0.0%	D	0.0%
Not Rated by S&P3	2.5%	Not Rated by Moody's3	2.7%
Cash Equivalents4	3.4%	Cash Equivalents4	3.4%
Other Securities5	1.0%	Other Securities5	1.0%
TOTAL	100.0%	TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category. Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

These tables depict the long-term, credit-quality ratings as assigned only by the NRSRO identified in each table. Of the portfolio's total net assets, 0.9% are fixed-income securities (excluding cash equivalents) that do not have long-term, credit-quality ratings by either of these NRSROs.

2 As of the date specified above, the Fund owned shares of affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security owned by the affiliated investment company.

3 Holdings that are rated only by a different NRSRO than the one identified have been included in this category.

4 Cash equivalents includes any investments in money market mutual funds and any investments in overnight repurchase agreements.

5 Other securities includes common stock, preferred stocks, and warrants that do not qualify for credit ratings from an NRSRO.

At November 30, 2004, the Fund's portfolio composition6 was as follows:

Percentage of Total Net Assets2
Domestic Corporate Debt Securities	52.3%
Foreign Fixed Income Securities	34.4%
Mortgage-Backed Securities7	6.8%
Asset-Backed Securities	3.4%
U.S. Treasury Securities	1.9%
Cash Equivalents4	0.2%
Other Securities8	1.0%
TOTAL	100.0%

6 This table depicts the Fund's portfolio composition by security type. Unless otherwise noted, see the Fund's Prospectus and Statement of Additional Information for a description of these security types.

7 For purposes of this table, mortgage-backed securities includes mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs) and adjustable rate mortgage-backed securities.

8 Other securities includes common stock, preferred stocks, warrants, and municipal fixed-income securities.

Portfolio of Investments

November 30, 2004

Principal Amount			Value in U.S. Dollars
		U.S. CORPORATE BONDS--9.5%
		Basic Industry - Chemicals--0.2%
$1,450,000	1,2	Fertinitro Finance, Company Guarantee, 8.29%, 4/01/2020	$1,191,555
1,250,000	1,2	Reliance Industries Ltd., Bond, 8.25%, 1/15/2027	1,344,270
		TOTAL	2,535,825
		Basic Industry - Metals & Mining--0.3%
3,000,000		Placer Dome, Inc., Bond, 8.500%, 12/31/2045	3,385,779
		Basic Industry - Paper--0.5%
3,230,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	3,864,288
250,000		Pope & Talbot, Inc., 8.375%, 6/1/2013	262,500
450,000		Westvaco Corp., Sr. Deb., 7.500%, 6/15/2027	516,825
300,000		Weyerhaeuser Co., Note, 5.500%, 3/15/2005	302,343
		TOTAL	4,945,956
		Capital Goods - Diversified Manufacturing--1.0%
1,000,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	1,210,000
3,500,000	1,2	Hutchison Whampoa Ltd., 6.500%, 2/13/2013	3,723,685
3,990,000		Tyco International Group, Company Guarantee, 6.375%, 2/15/2006	4,135,236
2,020,000	1,2	Tyco International Group, Note, 4.436%, 6/15/2007	2,050,298
		TOTAL	11,119,219
		Capital Goods - Environmental--0.3%
2,700,000		Waste Management, Inc., Deb., 8.750%, 5/01/2018	3,022,002
		Communications - Media & Cable--0.9%
2,500,000		CF Cable TV, Note, 9.125%, 7/15/2007	2,593,615
3,900,000		Continental Cablevision, Sr. Deb., 8.875%, 9/15/2005	4,066,959
2,000,000		Continental Cablevision, Sr. Deb., 9.500%, 8/1/2013	2,175,700
1,000,000		Lenfest Communications, Inc., Sr. Sub. Note, 10.500%, 6/15/2006	1,107,620
		TOTAL	9,943,894
		Communications - Media Noncable--0.7%
2,535,000		British Sky Broadcasting Group PLC, 8.200%, 7/15/2009	2,926,799
1,187,000		British Sky Broadcasting Group PLC, Note, 6.875%, 2/23/2009	1,299,117
1,000,000		News America Holdings, Note, 8.150%, 10/17/2036	1,243,681
2,000,000		Univision Communications, Inc., 7.850%, 7/15/2011	2,324,414
		TOTAL	7,794,011
Principal Amount			Value in U.S. Dollars
		U.S. CORPORATE BONDS--continued
		Communications - Telecom Wireless--0.3%
$3,000,000		AT&T Wireless Services, Sr. Note, 7.350%, 3/01/2006	$3,151,200
		Communications - Telecom Wirelines--0.7%
5,000,000		Citizens Communications, Note, 8.500%, 5/15/2006	5,381,250
1,500,000	1,2	KT Corp., Note, 5.875%, 6/24/2014	1,570,980
1,000,000		Telecom de Puerto Rico, Note, 6.650%, 5/15/2006	1,040,150
		TOTAL	7,992,380
		Consumer Cyclical - Automotive--0.3%
1,850,000		General Motors Acceptance, 4.500%, 7/15/2006	1,857,047
1,000,000		General Motors Acceptance, 8.000%, 11/01/2031	1,004,850
775,000		General Motors Corp., Note, 9.450%, 11/01/2011	894,497
		TOTAL	3,756,394
		Consumer Cyclical - Entertainment--0.2%
1,250,000		AOL Time Warner, Inc., 5.625%, 5/01/2005	1,264,475
940,000		Time Warner, Inc., Deb., 8.110%, 8/15/2006	1,011,449
		TOTAL	2,275,924
		Consumer Cyclical - Retailers--0.2%
2,300,000		Shopko Stores, Sr. Note, 9.250%, 3/15/2022	2,363,250
		Consumer Non-Cyclical Tobacco--0.1%
1,000,000		Altria Group, Inc., 5.625%, 11/04/2008	1,026,020
		Energy - Independent--0.3%
1,000,000	1,2	EOG Company of Canada, Company Guarantee, Series 144A, 7.000%, 12/01/2011	1,116,300
1,080,000	1,2	Gazprom International SA, Company Guarantee, 7.201%, 2/01/2020	1,128,600
650,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	775,125
		TOTAL	3,020,025
		Energy - Integrated--0.3%
1,500,000		Husky Oil Ltd., Company Guarantee, 8.900%, 8/15/2028	1,716,654
1,250,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	1,316,838
		TOTAL	3,033,492
		Financial Institution - Banking--0.8%
3,000,000		Firstbank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	3,076,320
2,150,000	1,2	Regional Diversified Funding, 9.250%, 3/15/2030	2,507,695
1,000,000	1,2	Swedbank, Sub., 7.5%, 11/29/2049	1,069,598
2,000,000		Washington Mutual Finance, Sr. Note, 8.250%, 6/15/2005	2,058,700
		TOTAL	8,712,313
Principal Amount			Value in U.S. Dollars
		U.S. CORPORATE BONDS--continued
		Financial Institution - Finance Noncaptive--0.1%
$500,000		Susa Partnership LP, 8.200%, 6/01/2017	$637,430
		Financial Institution - Insurance - Life--0.3%
750,000		Delphi Funding, 9.310%, 3/25/2027	810,000
2,000,000	1,2	Life Re Capital Trust I, Company Guarantee, 8.720%, 6/15/2027	2,152,740
500,000	1,2	Union Central Life Ins Co, Note, 8.200%, 11/1/2026	558,165
		TOTAL	3,520,905
		Financial Institution - Insurance - P&C--0.5%
1,000,000	1,2	Liberty Mutual Ins Co, Sub. Note, 8.200%, 5/04/2007	1,083,240
2,800,000	1,2	MBIA Global Funding LLC, 2.875%, 11/30/2006	2,772,056
500,000	1,2	USF&G Cap, 8.312%, 7/1/2046	585,437
500,000		USF&G Corp., Company Guarantee, 8.470%, 1/10/2027	544,067
		TOTAL	4,984,800
		Financial Institution - REITs--0.4%
2,700,000		EOP Operating LP, 8.375%, 3/15/2006	2,871,180
2,000,000		Rouse Co., 5.375%, 11/26/2013	1,889,612
		TOTAL	4,760,792
		Foreign-Local-Govt--0.2%
2,300,000		Hydro Quebec, Sr. Deb., 6.300%, 5/11/2011	2,538,855
		Steel--0.4%
3,700,000	1,2	CSN Islands VIII Corp., Company Guarantee, Series 144A, 9.750%, 12/16/2013	3,986,750
		Technology--0.2%
1,650,000		Unisys Corp., 8.125%, 6/01/2006	1,744,875
		Transportation - Services--0.1%
875,000		Hertz Corp., 4.700%, 10/02/2006	884,693
		Utility - Electric--0.2%
550,000	1,2	Israel Electric Corp. Ltd, Sr. Note, 7.875%, 12/15/2026	592,642
500,000	1,2	Israel Electric Corp. Ltd, Sr. Secd. Note, 7.750%, 3/01/2009	557,345
1,000,000	1,2	Tenaga Nasional, Deb., 7.500%, 1/15/2096	969,340
		TOTAL	2,119,327
		TOTAL U.S. CORPORATE BONDS (IDENTIFIED COST $95,232,519)	103,256,111
Principal Amount			Value in U.S. Dollars
		INTERNATIONAL BONDS--9.3%
		AUSTRALIAN DOLLAR--0.1%
		State/Provincial--0.1%
$700,000		West Aust Treasury Corp., Local Gov't. Guarantee, Series 07, 8.000%, 10/15/2007	$579,849
		CANADIAN DOLLAR--0.3%
		Forest Products--0.3%
3,750,000		Avenor Inc, Deb., 10.850%, 11/30/2014	3,711,097
		EURO--1.0%
		Cable Television--0.3%
2,000,000	1,2	Kabel Deutschland GMBH, Series 144A, 10.750%, 7/01/2014	3,122,877
		Telecommunications & Cellular--0.7%
4,300,000		Eircom Funding, 8.250%, 8/15/2013	6,490,094
825,198		Jazztel PLC, 12.000%, 10/30/2012	1,064,147
		TOTAL	7,554,241
		TOTAL EURO	10,677,118
		JAPANESE YEN--1.9%
		Banking--0.9%
220,000,000		Bk Nederlandse Gemeenten, Sr. Unsub., 0.800%, 9/22/2008	2,170,923
500,000,000		KFW International Finance, 1.750%, 3/23/2010	5,130,465
215,000,000		Pfandbrief Ost Land Hypo, Sr. Unsub., Series EMTN, 1.600%, 2/15/2011	2,176,745
		TOTAL	9,478,133
		Finance--0.2%
250,000,000		General Electric Capital, Sr. Unsub., 0.100%, 12/20/2005	2,429,422
		Financial Intermediaries--0.2%
260,000,000		Eksportfinans, Bond, 1.800%, 6/21/2010	2,667,843
		Supranational--0.6%
500,000,000		Interamer Dev Bk, 1.900%, 7/08/2009	5,167,153
110,000,000		Intl Bk Recon & Develop, 2.000%, Series 670, 2/18/2008	1,129,665
		TOTAL	6,296,818
		TOTAL JAPANESE YEN	20,872,216
Principal Amount			Value in U.S. Dollars
		INTERNATIONAL BONDS--continued
		U.S. DOLLAR--6.0%
		Brewing--0.4%
$4,150,000	1,2	Bavaria, Series 144A, 8.875%, 11/01/2010	$4,502,750
		Cable & Wireless Television--0.6%
8,000,000	3,4	Satelites Mexicanos SA, Sr. Note Series B, 10.125%, 11/1/2004	4,200,000
1,960,000		Innova S De R.L., 9.375%, 9/19/2013	2,229,500
		TOTAL	6,429,500
		Container & Glass Products--0.4%
700,000		Vicap SA, Sr. Note, Series EXCH, 11.375%, 5/15/2007	709,660
4,000,000	1,2	Vitro SA, Note, Series 144A, 11.750%, 11/01/2013	3,890,000
		TOTAL	4,599,660
		Hotels, Motels, Inns & Casinos--0.2%
1,500,000	1,2	Grupo Posadas S.A. de C., Sr. Note, 8.750%, 10/04/2011	1,605,000
		Oil & Gas--2.3%
7,200,000		Bluewater Finance Ltd., Company Guarantee, 10.250%, 2/15/2012	7,848,000
4,200,000	1,2	Companhia Petrolifera Marlim, 12.250%, Series 144A, 9/26/2008	4,893,000
2,500,000	1,2	Gaz Capital SA, Note, Series 144A, 8.625%, 4/28/2034	2,825,000
2,360,000	1,2	Gazprom, Note, Series 144A, 9.625%, 3/01/2013	2,734,650
3,000,000		Petronas Capital Ltd., 7.875%, Series REGS, 5/22/2022	3,640,680
3,030,000	1,2	Petrozuata Finance Inc., Company Guarantee, Series 144A, 8.220%, 4/01/2017	3,018,638
		TOTAL	24,959,968
		Rail Industry--0.1%
1,350,000		Transportacion Ferroviaria Mexicana SA DE CV, Company Guarantee, 11.750, 6/15/2009	1,383,750
		Sovereign--0.6%
5,500,000	1,2	Aries Vermogensverwaltng, Note, Series 144A, 9.600%, 10/25/2014	6,496,875
		Telecommunications & Cellular--1.2%
2,000,000	1,2	Mobile Telesystems, 8.375%, Series 144A, 10/14/2010	2,075,000
6,500,000		Partner Communications, Sr. Sub. Note, 13.000%, 8/15/2010	7,377,500
2,750,000		Philippine Long Distance, Sr. Unsub., 11.375%, 5/15/2012	3,148,750
		TOTAL	12,601,250
		Utilities--0.2%
2,200,000	1,2	CIA Saneamento Basico, Note, Series 144A, 12.000%, 6/20/2008	2,469,500
		TOTAL U.S. DOLLAR	65,048,253
		TOTAL INTERNATIONAL BONDS (IDENTIFIED COST $91,323,865)	100,888,533
Principal Amount			Value in U.S. Dollars
		GOVERNMENTS/AGENCIES--17.9%
		AUSTRALIAN DOLLAR--0.2%
		Sovereign--0.2%
$2,000,000		Australia, Government of, Series 808, 8.750%, 8/15/2008	$1,733,638
		State/Provincial--0.0%
550,000		Victoria, State of, Local Gov't. Guarantee, 10.250%, 11/15/2006	464,495
		TOTAL AUSTRALIAN DOLLAR	2,198,133
		BRITISH POUND--0.5%
		Sovereign--0.5%
1,500,000		United Kingdom, Government of, Bond, 5.750%, 12/07/2009	3,025,829
1,150,000		United Kingdom, Govt of, Bond, 5.000%, 3/07/2008	2,235,186
		TOTAL BRITISH POUND	5,261,015
		DANISH KRONE--0.2%
		Sovereign--0.2%
12,000,000		Kingdom of Denmark, 4.000%, 11/15/2010	2,220,838
		EURO--5.0%
		Sovereign--5.0%
1,000,000		Austria, Government of, Bond, 6.250%, 7/15/2027	1,687,480
2,250,000		Austria, Government of, Bond, Series 97 5, 5.625%, 7/15/2007	3,213,892
3,000,000		Buoni Poliennali Del Tes, 3.500%, 9/15/2008	4,083,670
3,000,000		Buoni Poliennali Del Tes, 4.250%, 8/01/2013	4,143,097
2,500,000		Cert DI Credito Del Tes, 2.400%, 2/01/2010	3,356,195
2,800,000		Colombia, Government of, Unsub., Series EMTN, 11.375%, 1/31/2008	4,397,713
3,000,000		France, Government of, Bond, 4.250%, 4/25/2019	4,064,127
800,000		Germany, Government of, 4.500%, 7/04/2009	1,130,830
5,500,000		Germany, Government of, 5.250%, 1/04/2008	7,864,392
2,000,000		Germany, Government of, Bond, 3.750%, 1/04/2009	2,745,845
3,476,784		Germany, Government of, Deb., 6.250%, 1/04/2024	5,817,050
4,450,000		Germany, Government of, Series 0303, 4.250%, 1/04/2014	6,163,341
680,670		Netherlands, Government of, Bond, Series 1&2A, 8.250%, 2/15/2007	1,014,167
2,000,000		Republic of Peru, 7.500%, 10/14/2014	2,763,926
1,820,052		Ukraine, Government of, Sr. Note, Series REGS, 10.000%, 3/15/2007	2,522,503
		TOTAL EURO	54,968,228
Principal Amount			Value in U.S. Dollars
		GOVERNMENTS/AGENCIES--continued
		JAPANESE YEN--0.9%
		Banking--0.2%
$215,000,000		Asian Development Bank, 3.125%, 6/29/2005	$2,126,807
		Sovereign--0.7%
220,000,000		Canada, Goverment of, Note, 0.700%, 3/20/2006	2,157,988
350,000,000		Italy, Government of, Bond, 1.800%, 2/23/2010	3,595,748
165,000,000		Italy, Series INTL, 0.650%, 3/20/2009	1,614,242
		TOTAL	7,367,978
		TOTAL JAPANESE YEN	9,494,785
		MEXICAN PESO--0.7%
		Sovereign--0.7%
73,500,000		Mexican Fixed Rate Bonds, Series M 20, 8.000%, 12/07/2023	5,053,248
34,189,400		Mexico Fixed Rate Bonds, Bond, Series MI10, 8.000%, 12/19/2013	2,631,453
		TOTAL MEXICAN PESO	7,684,701
		SWEDISH KRONA--0.3%
		Sovereign--0.3%
10,500,000		Sweden, Government of, Bond, 8.000%, 8/15/2007	1,768,679
7,000,000		Sweden, Kingdom of, Deb., Series 1040, 6.500%, 5/05/2008	1,155,610
		TOTAL SWEDISH KRONA	2,924,289
		TURKISH LIRA--0.5%
		Sovereign--0.5%
5,980,000,000,000		Turkey, Government Bond, Bond, 8/24/2005	3,132,520
2,880,000,000,000		Turkey, Government of, 25.000%, 11/16/2005	2,539,993
		TOTAL TURKISH LIRA	5,672,513
		U.S. DOLLAR--9.6%
		Sovereign--9.6%
5,570,657		Brazil, Gov Brady, C Bond, 8.000%, 4/15/2014	5,591,268
2,500,000		Brazil, Government of, 14.500%, 10/15/2009	3,281,250
4,475,000		Brazil, Government of, Bond, 11.500%, 3/12/2008	5,213,375
3,990,000		Brazil, Government of, Note, 11.000%, 1/11/2012	4,658,325
3,600,000		Brazil, Government of, Note, 12.000%, 4/15/2010	4,374,000
1,000,000	1,2	Bulgaria, Government of, Bond, Series 144A, 8.250%, 1/15/2015	1,245,000
1,200,000		Colombia, Government of, 10.000%, 1/23/2012	1,365,000
2,200,000		Colombia, Republic of, Bond, 8.125%, 5/21/2024	2,086,700
Principal Amount			Value in U.S. Dollars
		GOVERNMENTS/AGENCIES--continued
		U.S. DOLLAR--continued
		Sovereign--continued
$1,700,000		El Salvador, Government, Bond, Series REGS, 8.250%, 4/10/2032	$1,714,875
1,000,000	1,2	El Salvador, Government of, Bond, Series 144a, 7.750%, 1/24/2023	1,085,000
700,000		Mexico, Government of, Bond, 11.500%, 5/15/2026	1,044,750
3,550,000		Mexico, Government of, Bond, 8.000%, 9/24/2022	3,985,585
2,400,000		Mexico, Government of, Note, 8.125%, 12/30/2019	2,748,120
3,000,000		Peru, Government of, Note, 9.875%, 2/06/2015	3,502,500
1,200,000		Philippines, Government, 9.875%, 1/15/2019	1,206,000
1,000,000		Philippines, Government, Note, 8.250%, 1/15/2014	968,500
1,328,000		Philippines, Government, Note, 8.375%, 2/15/2011	1,334,640
3,600,000		Philippines, Government, 9.375%, 1/18/2017	3,753,000
10,600,000		Russia, Government of, Series REGS, 8.250%, 3/31/2010	11,669,540
5,550,000		Russia, Government of, Unsub., Series REGS, 12.750%, 6/24/2028	8,782,875
12,450,000	1,2	Russia, Government of, Unsub., Series REGS, 11.000%, 3/31/2030	12,374,055
3,650,000		Turkey, Government of, 11.000%, 1/14/2013	4,538,775
2,000,000		Turkey, Government of, 9.000%, 6/30/2011	2,243,000
800,000		Turkey, Government of, 9.500%, 1/15/2014	931,200
825,000		Turkey, Government of, Sr. Unsub., 12.375%, 6/15/2009	1,027,125
5,820,000		Venezuela, Government of, 10.750%, 9/19/2013	6,911,250
2,000,000		Venezuela, Government of, 8.500%, 10/08/2014	2,085,000
4,520,000		Venezuela, Government of, Bond, 9.250%, 9/15/2027	4,723,400
		TOTAL U.S. DOLLAR	104,444,108
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $180,666,288)	194,868,610
		ASSET-BACKED SECURITIES--0.2%
		Home Equity Loan--0.1%
507,931	1,2	125 Home Loan Owner Trust 1998-1A B1, 9.260%, 02/15/2029	513,010
188,588		New Century Home Equity Loan Trust 1997-NC5 M2, 7.240%, 10/25/2028	188,756
		TOTAL	701,766
		Manufactured Housing--0.1%
2,000,000		Green Tree Financial Corp. 1993-4 B2, 8.550%, 01/15/2019	1,354,860
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $2,713,547)	2,056,626
Principal Amount or Shares			Value in U.S. Dollars
		COLLATERALIZED MORTGAGE OBLIGATIONS--0.0%
		Non-Agency Mortgage--0.0%
$23,166	1	SMFC Trust Asset-Backed Certificates, Series 1997-A B1-4, 1/28/2027 (IDENTIFIED COST $21,173)	$18,533
		COMMON STOCKS--0.4%
		Financial Institution - Insurance - Life--0.0%
3,950	3	Conseco, Inc.	25,433
		Telecommunications & Cellular--0.4%
4,026,252	3	Jazztel PLC	4,121,578
		Sovereign--0.0%
250	3	Nigeria, Government of, Warrant 11/15/2020	0
		Finance--0.0%
2,013		Arcadia Financial Ltd. - Warrants, expiration date 3/15/07	0
		TOTAL COMMON STOCKS (IDENTIFIED COST $6,259,100)	4,147,011
		MORTGAGE-BACKED SECURITIES--0.0%
		Government National Mortgage Association--0.0%
149,534		Government National Mortgage Association Pool 780360, 11.000%, 30 Year, 9/15/2015 (IDENTIFIED COST $168,039)	166,938
		MUNICIPALS--0.0%
		Municipal Services--0.0%
250,000		McKeesport, PA, Taxable G.O. Series B 1997, 7.300%, 03/01/2020 (IDENTIFIED COST $249,413)	272,398
		MUTUAL FUNDS--58.6%5
5,337,779		Emerging Markets Fixed Income Core Fund	84,932,216
7,301,089		Federated Mortgage Core Portfolio	74,106,056
68,223,200		High Yield Bond Portfolio	480,291,327
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $732,743,039)	639,329,599
		PREFERRED STOCKS--0.2%
		Financial Institution - Brokerage--0.2%
40,000		Lehman Brothers Holdings, Pfd. 5.670%, $2.84 Annual Dividend	1,972,500
		Financial Institution - REITs--0.0%
9,900		Prologis Trust, REIT Perpetual Pfd. Stock, Series C, $4.27 Annual Dividend	591,525
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,146,408)	2,564,025
Principal Amount			Value in U.S. Dollars
		U.S. TREASURY--1.9%
		Treasury Securities--1.9%
$8,600,000	6	United States Treasury Bond, 10.750%, 8/15/2005	$9,100,520
10,000,000	6	United States Treasury Bond, 12.000%, 5/15/2005	10,431,600
1,025,000		United States Treasury Bond, 12.750%, 11/15/2010	1,120,612
		TOTAL U.S. TREASURY (IDENTIFIED COST $24,130,364)	20,652,732
		REPURCHASE AGREEMENTS--2.1%
14,765,000		Interest in $2,000,000,000 joint repurchase agreement with UBS Securities LLC, 2.080%, dated 11/30/2004 to be repurchased at $14,765,853 on 12/1/2004, collateralized by U.S. Government Agency Obligations with various maturities to 8/15/2034, collateral market value $2,060,004,602	14,765,000
8,691,000		Interest in $2,000,000,000 joint repurchase agreement with Wachovia Securities, Inc., 2.080%, dated 11/30/2004 to be repurchased at $8,691,502 on 12/1/2004, collateralized by U.S. Government Agency Obligations with various maturities to 12/1/2034, collateral market value $2,042,918,473 (held as collateral for securities lending)	8,691,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	23,456,000
		TOTAL INVESTMENTS--100.1% (IDENTIFIED COST $1,159,109,755)7	1,091,677,116
		OTHER ASSETS AND LIABILITIES - NET--(0.1)%	(1,632,637)
		TOTAL NET ASSETS--100%	$1,090,044,479

1 Denotes a restricted security, including securities purchased under Rule144A of the Securities Act of 1933. These securities, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At November 30, 2004, these securities amounted to $81,829,584 which represents 7.5% of total net assets.

2 Denotes a restricted security, including securities purchased under Rule 144A that have been deemed liquid by criteria approved by the fund's Board of Directors. At November 30, 2004, these securities amounted to $81,811,051 which represents 7.5% of total net assets.

3 Non-income producing security.

4 Issuer has defaulted on final principal payment.

5 Affiliated companies.

6 Certain principal amounts are temporarily on loan to unaffiliated broker/dealers.

7 The cost of investments for federal tax purposes amounts to $1,169,156,758.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2004.

The following acronyms are used throughout this portfolio:

INS	--Insured
LLC	--Limited Liability Corporation
LP	--Limited Partnership
PLC	--Public Limited Company
REIT	--Real Estate Investment Trust
SA	--Support Agreement

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets:
Total investments in securities, at value, including $639,329,599 of investments in affiliated issuers (Note 5) and $8,235,912 of securities loaned (identified cost $1,159,109,755)		$1,091,677,116
Cash		6,162
Cash denominated in foreign currency (identified cost $582,901)		593,710
Income receivable		8,791,399
Receivable for shares sold		2,574,162
TOTAL ASSETS		1,103,642,549
Liabilities:
Payable for shares redeemed	$1,838,733
Income distribution payable	2,041,588
Payable for collateral due to broker	8,691,000
Payable for distribution services fee (Note 5)	438,485
Payable for shareholder services fee (Note 5)	225,125
Accrued expenses	363,139
TOTAL LIABILITIES		13,598,070
Net assets for 123,938,292 shares outstanding		$1,090,044,479
Net Assets Consist of:
Paid-in capital		$1,213,123,931
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(67,248,704)
Accumulated net realized loss on investments and foreign currency transactions		(52,846,822)
Distributions in excess of net investment income		(2,983,926)
TOTAL NET ASSETS		$1,090,044,479
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($354,272,361 ÷ 40,262,543 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized		$8.80
Offering price per share (100/95.50 of $8.80)1		$9.21
Redemption proceeds per share		$8.80
Class B Shares:
Net asset value per share ($614,079,474 ÷ 69,833,495 shares outstanding), $0.001 par value, 2,000,000,000 shares authorized		$8.79
Offering price per share		$8.79
Redemption proceeds per share (94.50/100 of $8.79)1		$8.31
Class C Shares:
Net asset value per share ($96,957,291 ÷ 11,023,048 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized		$8.80
Offering price per share (100/99.00 of $8.80)1		$8.89
Redemption proceeds per share (99.00/100 of $8.80)1		$8.71
Class F Shares:
Net asset value per share ($24,735,353 ÷ 2,819,206 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized		$8.77
Offering price per share (100/99.00 of $8.77)1		$8.86
Redemption proceeds per share (99.00/100 of $8.77)1		$8.68

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2004

Investment Income:
Dividends (including $43,966,652 received from affiliated issuers) (Note 5)			$44,122,325
Interest (net of foreign taxes withheld of $53,726 and including income on securities loaned of $21,170)			30,234,779
Investment income allocated from affiliated partnership (Note 5)			5,803,051
TOTAL INCOME			80,160,155
Expenses:
Investment adviser fee (Note 5)		$9,136,457
Administrative personnel and services fee (Note 5)		860,781
Custodian fees		127,326
Transfer and dividend disbursing agent fees and expenses (Note 5)		1,060,524
Directors'/Trustees' fees		9,439
Auditing fees		23,516
Legal fees		2,904
Portfolio accounting fees (Note 5)		164,556
Distribution services fee--Class B Shares (Note 5)		4,804,472
Distribution services fee--Class C Shares (Note 5)		690,802
Distribution services fee--Class F Shares (Note 5)		117,771
Shareholder services fee--Class A Shares (Note 5)		796,550
Shareholder services fee--Class B Shares (Note 5)		1,601,491
Shareholder services fee--Class C Shares (Note 5)		230,268
Shareholder services fee--Class F Shares (Note 5)		58,885
Share registration costs		83,541
Printing and postage		135,080
Insurance premiums		23,886
Taxes		83,700
Miscellaneous		9,106
EXPENSES BEFORE ALLOCATION		20,021,055
Expenses allocated from partnership (Note 5)		37,458
TOTAL EXPENSES		20,058,513
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(756,756)
Waiver of administrative personnel and services fee	(41,724)
Waiver of transfer and dividend disbursing agent fees and expenses	(13,411)
Waiver of distribution services fee--Class F Shares	(117,771)
TOTAL WAIVERS AND REIMBURSEMENT		(929,662)
Net expenses			19,128,851
Net investment income			61,031,304
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $11,156,072 on sales of investments in affiliated issuers (Note 5))			14,215,822
Net realized gain allocated from partnership			1,956,127
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			15,243,083
Net realized and unrealized gain on investments and foreign currency transactions			31,415,032
Change in net assets resulting from operations			$92,446,336

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$61,031,304	$61,547,192
Net realized gain (loss) on investments including allocation from partnership and foreign currency transactions	16,171,949	(535,055)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	15,243,083	116,683,603
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	92,446,336	177,695,740
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(21,111,034)	(16,917,274)
Class B Shares	(37,794,388)	(43,037,611)
Class C Shares	(5,466,483)	(4,576,687)
Class F Shares	(1,572,076)	(1,726,467)
Distributions from paid-in capital
Class A Shares	--	(39,883)
Class B Shares	--	(111,564)
Class C Shares	--	(11,993)
Class F Shares	--	(4,046)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(65,943,981)	(66,425,525)
Share Transactions:
Proceeds from sale of shares	296,148,336	404,385,316
Net asset value of shares issued to shareholders in payment of distributions declared	40,033,040	36,064,824
Cost of shares redeemed	(332,438,051)	(282,908,263)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	3,743,325	157,541,877
Change in net assets	30,245,680	268,812,092
Net Assets:
Beginning of period	1,059,798,799	790,986,707
End of period (including distributions in excess of net investment income of $(2,983,926) and $(8,057,424), respectively)	$1,090,044,479	$1,059,798,799

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2004

1. ORGANIZATION

Federated Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Strategic Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to seek a high level of current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Directors (the "Directors").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in Federated Core Trust, (Core Trust) which is managed by Federated Investment Management Company, the Fund's adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed income securities. The investment objective of Federated Mortgage Core Portfolio, a series of Core Trust, is to achieve total return on assets. Federated receives no advisory or administrative fees on behalf of Core Trust. Income distributions from Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of the Core Trust. A copy of the Core Trust's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website www.sec.gov, at the Commission's public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

The Fund may also invest in Federated Core Trust II (Core Trust II), pursuant to a separate Exemptive Order issued by the SEC. Core Trust II is independently managed by Federated Investment Counseling. Core Trust II is a limited partnership established under the laws of the state of Delaware, on November 13, 2000, registered under the Act, and offered only to registered investment companies and other accredited investors. The investment objective of Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Core Trust II, is to achieve total return on assets. Federated receives no advisory or administrative fees on behalf of the Core Trust II. The Fund records daily its proportionate share of income, expenses, unrealized gains and losses from EMCORE. The performance of the Fund is directly affected by the performance of the Portfolio. A copy of EMCORE's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website www.sec.gov, at the Commission's public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2004, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of November 30, 2004, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$8,235,912	$8,691,000

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Directors.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Directors, held at November 30, 2004, is as follows:

Security	Acquisition Date	Acquisition Cost
Russia, Government of, Unsub., Series REGS, 11.000%, 3/31/2030	9/26/2002 - 12/13/2002	$8,992,438
SMFC Trust Asset-Backed Certificates, Series 1997-A B1-4, 1/28/2027	2/4/1998	$ 21,101

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following table summarizes capital stock activity:

Year Ended November 30	2004		2003
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	21,769,656	$187,444,388	25,082,943	$206,563,424
Shares issued to shareholders in payment of distributions declared	1,861,972	16,027,679	1,505,093	12,314,593
Shares redeemed	(15,978,022)	(136,592,245)	(16,083,750)	(133,277,236)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	7,653,606	$66,879,822	10,504,286	$85,600,781

Year Ended November 30	2004		2003
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	7,746,505	$66,858,778	18,095,486	$148,379,731
Shares issued to shareholders in payment of distributions declared	2,312,088	19,887,862	2,490,039	20,311,529
Shares redeemed	(18,392,324)	(157,992,987)	(15,172,597)	(124,284,202)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(8,333,731)	$(71,246,347)	5,412,928	$44,407,058

Year Ended November 30	2004		2003
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	4,511,385	$38,925,807	5,546,911	$45,978,808
Shares issued to shareholders in payment of distributions declared	396,191	3,408,182	334,969	2,740,505
Shares redeemed	(4,076,785)	(34,907,040)	(2,596,190)	(21,300,728)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	830,791	$7,426,949	3,285,690	$27,418,585

Year Ended November 30	2004		2003
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	339,988	$2,919,363	422,383	$3,463,353
Shares issued to shareholders in payment of distributions declared	82,668	709,317	85,861	698,197
Shares redeemed	(343,474)	(2,945,779)	(492,579)	(4,046,097)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	79,182	$682,901	15,665	$115,453
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	229,848	$3,743,325	19,218,569	$157,541,877

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, defaulted interest, discount accretion/premium amortization on debt securities and tax allocated income from partnership.

For the year ended November 30, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(1,937,212)	$9,986,175	$(8,048,963)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2004 and 2003, was as follows:

	2004	2003
Ordinary income1	$65,943,981	$66,425,525

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,117,564
Net unrealized depreciation	$(77,295,707)
Capital loss carryforward	$43,504,358

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is due in part to differing treatments for the tax deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At November 30, 2004, the cost of investments for federal tax purposes was $1,169,156,758. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $77,479,642. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $52,974,364 and net unrealized depreciation from investments for those securities having an excess of cost over value of $130,454,006.

At November 30, 2004, the Fund had a capital loss carryforward of $43,504,358 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$14,712,489
2008	$ 7,257,665
2009	$ 15,741,297
2010	$ 5,329,211
2012	$ 463,696

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in other funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of these transactions. Income earned from investments in these funds are recorded as income in the accompanying financial statements and are listed below:

Emerging Markets Fixed Income Core Fund	$5,803,051
Federated Mortgage Core Portfolio	$3,583,418
High Yield Bond Portfolio	$40,255,217
Prime Value Obligations Fund	$128,017

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares, and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.50%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Sales Charges

For the year ended November 30, 2004, FSC retained $280,878 in sales charges from the sale of Class A Shares. FSC also retained $10,860 of contingent deferred sales charges relating to redemptions of Class C Shares and $745 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, and Class F Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004, Federated Services Company (FServ), through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $575,475, after voluntary waiver, if applicable.

Portfolio Accounting Fees

Prior to January 1, 2004, FServ maintained the Fund's accounting records for which it received a fee. The fee was based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. The fee paid to FServ during the reporting period was $13,925, after voluntary waiver, if applicable.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended November 30, 2004, were as follows:

Purchases	$269,661,799
Sales	$261,838,244

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2004, 0.38% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2004, 0.43% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED FIXED INCOME SECURITIES, INC. AND SHAREHOLDERS OF FEDERATED STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Strategic Income Fund (the "Fund") as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 2004 and 2003, and the financial highlights for each of the five years in the period ended November 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Strategic Income Fund as of November 30, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
January 21, 2005

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Corporation comprised three portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR AND CHAIRMAN Began serving: October 1991	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 DIRECTOR AND PRESIDENT Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: October 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: October 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: October 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: October 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1991	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Joseph M. Balestrino has been the Fund's Portfolio Manager since 1996. He is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Jeff A. Kozemchak Birth Date: January 15, 1960 VICE PRESIDENT Began serving: November 1998	Jeff A. Kozemchak is Vice President of the Corporation. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to http://www.federatedinvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at www.federatedinvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Federated
World-Class Investment Manager

Federated Strategic Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 31417P502
Cusip 31417P601
Cusip 31417P700
Cusip 31417P809

G00324-02 (1/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for
Principal Executive and Financial Officers") that applies to the registrant's Principal
Executive Officer and Principal Financial Officer; the registrant's Principal Financial
Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby  undertakes to provide any person,  without charge, upon  request,  a copy of the code of  ethics.  To request a copy of the code of ethics,  contact the  registrant  at  1-800-341-7400,  and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The  registrant's  Board has  determined  that each member of the Board's  Audit
Committee is an "audit committee financial expert," and that each such member is
"independent,"  for purposes of this Item. The Audit  Committee  consists of the following  Board members:  Thomas G. Bigley,  John T. Conroy,  Jr.,  Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

             (a)  Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2004 - $61,590

                  Fiscal year ended 2003 - $52,500

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2004 - $4,646

                  Fiscal year ended 2003 - $2,802

                  Transfer Agent Service Auditors Report

      Amount requiring approval of the registrant's audit committee pursuant to paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X, $79,414 and $16,493 respectively.  Fiscal year ended 2004 - Attestation services relating to the review of fund share transactions and Transfer Agent Service Auditors report. Fiscal year ended 2003 -
      Design of Sarbanes Oxley sec. 302 procedures.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2004 - $0

                  Fiscal year ended 2003 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X, $65,000 and $140,000 respectively.

      Analysis regarding the realignment of advisory companies.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2004 - $0

                  Fiscal year ended 2003 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X, $135,334 and $38,999 respectively.  Fiscal year ended 2004 - Consultation regarding information requests by regulatory agencies, executive compensation analysis and discussions with auditor related to market timing and late trading activities.  Fiscal year ended 2003 - Executive compensation analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

     The Audit Committee is required to pre-approve audit and non-audit services performed by the  independent  auditor in order to assure that the  provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval,  it will require specific pre-approval by the Audit Committee. Any proposed services exceeding  pre-approved  cost levels will require  specific  pre-approval by the
Audit Committee.

     Certain services have the general pre-approval of the Audit Committee.  The term of the general  pre-approval  is 12 months  from the date of  pre-approval, unless the Audit Committee  specifically  provides for a different  period.  The
Audit  Committee  will annually  review the services that may be provided by the independent  auditor  without  obtaining  specific  pre-approval  from the Audit
Committee  and may  grant  general  pre-approval  for such  services.  The Audit
Committee  will revise the list of general  pre-approved  services  from time to time, based on subsequent determinations.  The Audit Committee will not delegate its  responsibilities  to  pre-approve  services  performed  by the  independent auditor to management.

     The Audit Committee has delegated  pre-approval  authority to its Chairman.
The Chairman will report any  pre-approval  decisions to the Audit  Committee at its next scheduled  meeting.  The Committee  will designate  another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

     The annual Audit services  engagement terms and fees will be subject to the specific  pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

     In addition to the annual Audit services engagement  specifically  approved by the Audit Committee,  the Audit Committee may grant general  pre-approval for other Audit Services, which are those services that only the independent auditor reasonably  can provide.  The Audit  Committee  has  pre-approved  certain Audit services,  all other Audit  services must be  specifically  pre-approved  by the
Audit Committee.

AUDIT-RELATED SERVICES

     Audit-related   services  are  assurance  and  related  services  that  are reasonably  related to the  performance  of the audit or review of the Company's financial  statements  or that are  traditionally  performed by the  independent auditor.  The Audit  Committee  believes  that the  provision  of  Audit-related services does not impair the  independence of the auditor,  and has pre-approved certain  Audit-related  services,  all  other  Audit-related  services  must  be specifically pre-approved by the Audit Committee.

TAX SERVICES

     The Audit Committee  believes that the independent  auditor can provide Tax services to the Company  such as tax  compliance,  tax  planning  and tax advice without impairing the auditor's independence.  However, the Audit Committee will not  permit the  retention  of the  independent  auditor  in  connection  with a transaction  initially  recommended by the independent  auditor,  the purpose of which may be tax  avoidance  and the tax treatment of which may not be supported in the Internal  Revenue Code and related  regulations.  The Audit Committee has pre-approved certain Tax services,  all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

     With  respect to the  provision  of services  other than  audit,  review or attest services the pre-approval requirement is waived if:

(1)  The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues  paid by the  registrant,  the registrant's adviser (not including any sub-adviser whose role is primarily portfolio  management  and is  subcontracted  with or  overseen  by another investment  adviser),  and any entity controlling,  controlled by, or under common control with the investment  adviser that provides  ongoing services to the  registrant  to its  accountant  during the fiscal year in which the services are provided;

(2)  Such  services  were not  recognized by the  registrant,  the  registrant's adviser (not including any  sub-adviser  whose role is primarily  portfolio management  and is  subcontracted  with or overseen  by another  investment adviser),  and any  entity  controlling,  controlled  by,  or under  common control with the investment  adviser that provides  ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)  Such services are promptly  brought to the attention of the Audit Committee of the  issuer and  approved  prior to the  completion  of the audit by the
     Audit  Committee or by one or more members of the Audit  Committee  who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

     The Audit  Committee may grant general  pre-approval  to those  permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

     The SEC's rules and relevant  guidance should be consulted to determine the precise  definitions of prohibited  non-audit  services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

     Pre-approval  fee levels for all services to be provided by the independent auditor  will be  established  annually  by the Audit  Committee.  Any  proposed services exceeding these levels will require specific  pre-approval by the Audit
Committee.

PROCEDURES

     Requests or applications to provide services that require specific approval by the Audit  Committee  will be  submitted  to the Audit  Committee by both the independent  auditor  and  the  Principal  Accounting  Officer  and/or  Internal
Auditor,  and must include a joint  statement as to whether,  in their view, the
request  or  application   is  consistent   with  the  SEC's  rules  on  auditor
independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X:

                  4(b)

                  Fiscal year ended 2004 - 0%

                  Fiscal year ended 2003 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2004 - 0%

                  Fiscal year ended 2003 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2004 - 0%

                  Fiscal year ended 2003 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2004 - $366,175

                  Fiscal year ended 2003 - $244,139

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End
            Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management Investment
            Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a)  The   registrant's   President  and  Treasurer   have  concluded  that  the
     registrant's  disclosure  controls  and  procedures  (as  defined  in  rule
     30a-3(c)  under the Act) are  effective  in design  and  operation  and are sufficient to form the basis of the certifications required by Rule 30a-(2)
     under the Act, based on their evaluation of these  disclosure  controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)  There were no changes in the  registrant's  internal control over financial reporting  (as  defined  in rule  30a-3(d)  under the Act)  during the last fiscal quarter that have materially  affected,  or are reasonably likely to
     materially  affect,  the  registrant's   internal  control  over  financial
     reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Fixed Income Securities, Inc.

By          /S/ Richard J. Thomas, Principal Financial Officer
                            (insert name and title)

Date        January 24, 2005

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue, Principal Executive Officer
Date        January 24, 2005

By          /S/ Richard J. Thomas, Principal Financial Officer
Date        January 24, 2005